                            Registration No. 33-82658
                                    811-8704

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 17

        REGISTGRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                         Post-Effective Amendment No. 1

                                GROUP VEL ACCOUNT
            OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                           (Exact Name of Registrant)

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                               440 Lincoln Street
                               Worcester MA 01653
                            Telephone: (508) 855-1000
                     (Address of Principal Executive Office)

                          Charles F. Cronin, Secretary
                               440 Lincoln Street
                               Worcester MA 01653
               (Name and Address of Agent for Service of Process)


             It is proposed that this filing will become effective:

         _____ immediately upon filing pursuant to paragraph (b)
         _____ on May 1, 2003 pursuant to paragraph (b)
         _____ 60 days after filing pursuant to paragraph (a) (1)
         __X__ on May 1, 2003 pursuant to paragraph (a) (1)
         _____ this post-effective amendment designates a new effective
         _____ date for a previously filed post-effective amendment.



                         FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2002 will be filed on or before March 30, 2003.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                            WORCESTER, MASSACHUSETTS
                        GROUP VARI-EXCEPTIONAL LIFE PLUS

This Prospectus provides important information about Group Vari-Exceptional Life Plus, a group flexible premium variable life insurance contract offered by Allmerica Financial Life Insurance and Annuity Company (in all jurisdictions except New York) or by First Allmerica Financial Life Insurance Company (in New
York). Certificates under the Contract are available to eligible applicants who are members of a non-qualified benefit plan having a minimum of five or more members, depending on the group, and who are Age 80 years old and under. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.

The Certificates are funded through the Group VEL Account of Allmerica Financial and the Group VEL Account of First Allmerica, each a separate investment account referred to collectively as the Separate Account, and a fixed-interest account of each Company that is referred to collectively as the General Account. The Separate Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the following Underlying Funds:

ALLMERICA INVESTMENT TRUST (SERVICE SHARES)
AIT Core Equity Fund
AIT Equity Index Fund
AIT Government Bond Fund
AIT Money Market Fund
AIT Select Aggressive Growth Fund
AIT Select Capital Appreciation Fund
AIT Select Emerging Markets Fund
AIT Select Growth and Income Fund
AIT Select Growth Fund
AIT Select International Equity Fund
AIT Select Investment Grade Income Fund
AIT Select Strategic Growth Fund
AIT Select Strategic Income Fund
AIT Select Value Opportunity Fund

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)
Alliance Growth & Income Portfolio

DELAWARE VIP TRUST
Delaware VIP International Value Equity Series

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Overseas Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
Fidelity VIP II Asset Manager Portfolio
Fidelity VIP II Contrafund(R) Portfolio
Fidelity VIP II Index 500 Portfolio

JANUS ASPEN SERIES (SERVICE SHARES)
Janus Aspen Aggressive Growth Portfolio
Janus Aspen Worldwide Growth Portfolio

PIMCO VARIABLE INSURANCE TRUST
PVIT Total Return Portfolio II

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. *
UIF Core Plus Fixed Income Portfolio
UIF Technology Portfolio

*The UIF Core Plus Fixed Income Portfolio of The Universal Institutional Funds, Inc. is available only to employees of Duke Energy Corporation and its affiliates.

A STATEMENT OF ADDITIONAL INFORMATION DATED _______ CONTAINING MORE INFORMATION ABOUT THE CERTIFICATE IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. A COPY MAY BE OBTAINED FREE OF CHARGE BY CALLING 800- _________. THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION CAN ALSO BE OBTAINED FROM THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE (http://www.sec.gov).

THE CERTIFICATES ARE NOT SUITABLE FOR SHORT-TERM INVESTMENT. VARIABLE LIFE POLICIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE CERTIFICATE. THIS LIFE CERTIFICATE IS NOT: A BANK DEPOSIT OR OBLIGATION; OR FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE
                                   REFERENCE.

                             Dated ______ __, 2003

                                TABLE OF CONTENTS

SUMMARY OF RISKS AND BENEFITS
   What are the Certificate's Benefits?
   What are the Certificate's Risks?
SUMMARY OF RISKS AND BENFITS: FEE TABLES
   Transaction Fees
   Periodic Charges Other than Fund Operating Expenses
   Total Annual Fund Operating Expenses
THE COMPANY, THE VARIABLE ACCOUNT AND THE FUNDS
   What is the Company?
   What is the Separate Account?
   What are the Funds?
THE CERTIFICATE
   How do I communicate with the Company?
   How do I apply for a Certificate?
   Can I examine and cancel the Certificate or an increase in Face Amount?
   Is there a Paid-up Insurance Option?
   How do I make Payments?
   How do I allocate my Net Payments?
   Can I make transfers?
   Is the transfer privilege subject to any limitations?
   Are there restrictions on market timers?
   Is there a Dollar-Cost Averaging Option or Automatic Rebalancing Option?
   Can I make future changes under my Certificate?
   Can I convert my Certificate into a fixed policy?
   How do I change the Face Amount of my Certificate?
   What is the Certificate Value and Surrender Value
   Can I make Certificate Loans?
   Can I surrender the Certificate?
   Can I make partial withdrawals?
THE DEATH BENEFIT
   What are the Guideline Premium Test and Cash Value Accumulation Test?
   What are the Death Benefit Options?
   Can I change between Death Benefit Options?
   Is a Guaranteed Death Benefit available?
   What are the Death Proceeds Payment Options?
TERMINATION AND REINSTATEMENT
   What are the termination provisions of the Certificate? What are the reinstatement provisions of the Certificate?
CHARGES AND DEDUCTIONS
   What charges are deducted from Payments?
   What is the Monthly Deduction?
   What charges are reflected in the assets of the Separate Account?
   How is the Surrender Charge calculated?
   What charges apply to a Partial Withdrawal?
   What are the Transfer Charges?
   What is the charge for changes in the Face Amount?
   Are there any other administrative charges?

   Does the Company waive charges for any classes of policy owners?
FEDERAL TAX CONSIDERATIONS
   How are the Company and the Separate Account taxed?
   How are the Certificates taxed?
   How are Certificate loans taxed?
   What are Modified Endowment Policies and how are they taxed?
   What are the diversification requirements for the Separate Account?
   Can I be considered the owner of the Separate Account assets for tax purposes?
OTHER INFORMATION
   Are there other important Certificate provisions?
   Can the Company delay payments to me?
   Do I have any voting rights?
   What reports will I receive concerning my Certificate?
   Are there any pending legal proceedings involving the Separate Account?
   May the Company add, delete or substitute Funds?
   What is mixed and shared funding?
   Who are the independent accountants of the Company?
   Where can I find the financial statements of the Company and the Separate Account?
THE GENERAL ACCOUNT

GLOSSARY OF SPECIAL TERMS

                          SUMMARY OF RISKS AND BENEFITS

This Summary is intended to provide only a very brief overview of the more significant aspects of the Certificate. You should read the remainder of this Prospectus as it presents a more complete presentation of the topics presented here, and will help you better understand the product. However, the Certificate, together with its attached application, constitutes the entire agreement between you and the Company.

The Certificate is a life insurance contract with death benefits, Certificate Value, and other features traditionally associated with life insurance. The Certificate is "variable" because the Certificate Value will increase or decrease depending on the investment experience of the Sub-Accounts of the Separate Account. Under some circumstances, the Death Benefit may vary with the investment experience of the Sub-Accounts.

Unlike traditional insurance policies, the Certificate has no fixed schedule for payments. Within limits, you may make payments of any amount and frequency. While you may establish a schedule of payments ("planned payments"), the Certificate will not necessarily lapse if you fail to make planned payments, and making planned payments will not guarantee that the Certificate will remain in force.

WHAT ARE THE CERTIFICATE'S BENEFITS?

While the Certificate is in force, it will provide:

     -    Life insurance coverage on the named Insured

     -    Certificate Value

     -    Surrender rights and partial withdrawal rights

     -    Loan privileges

Depending upon the group to which the Policy was issued, the following supplemental benefits may be available for issue under the Certificates for an additional charge.

     - WAIVER OF PREMIUM RIDER - This Rider provides that, during periods of total disability continuing for more than the period of time specified in the Rider, the Company will add to the Certificate Value each month an amount selected by you or the amount necessary to maintain the Certificate in force, whichever is greater. This benefit is subject to the Company's maximum issue benefits. Its cost may change yearly.

     - OTHER INSURED RIDER - This Rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The Rider includes a feature that allows the "Other Insured" to convert the coverage to a flexible premium adjustable life insurance Certificate.

     - CHILDREN'S INSURANCE RIDER - This Rider provides coverage for eligible minor children. It also covers future children, including adopted children and stepchildren.

     - ACCIDENTAL DEATH BENEFIT RIDER - This Rider pays an additional benefit for death resulting from a covered accident prior to the Certificate anniversary nearest the Insured's Age 70.

     - OPTION TO ACCELERATE BENEFITS RIDER - This Rider permits part of the proceeds of the Certificate to be available before death if the Insured becomes terminally ill and, depending on the group to which the Policy is issued, may also pay part of the proceeds if the Insured is permanently confined to a nursing home.

     - EXCHANGE OPTION RIDER - This Rider allows you to use the Certificate to insure a different person, subject to Company guidelines.

     - EXCHANGE TO TERM INSURANCE RIDER - This Rider allows a Certificate Owner which is a corporation, a corporate grantor trust, or a corporate assignee in the case of a split dollar arrangement, to exchange the Certificate prior to the third Certificate anniversary for a five-year non-convertible term insurance policy. An exchange credit will be paid to the Certificate Owner or the corporate assignee in the case of a corporate-sponsored collateral assignment split dollar arrangement.

CERTAIN OF THESE RIDERS MAY NOT BE AVAILABLE IN ALL STATES.

WHAT ARE THE CERTIFICATE'S RISKS?

There are certain risks associated with the Certificate:

- There is no guaranteed minimum Certificate Value. The value of a Certificate will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Certificate Value will also be adjusted for other factors, including the amount of charges imposed. The Certificate will terminate if Certificate Value is insufficient to cover certain monthly charges plus loan interest accrued, or if Outstanding Loans exceed the Certificate Value less surrender charges.

- The Certificate Value may decrease to the point where the Certificate will lapse and provide no further death benefit without additional premium payments, unless the optional Guaranteed Death Benefit is in effect. The Guaranteed Death Benefit may not be available in all states.

- Taking a loan from your Certificate may increase the risk that your Certificate will lapse, will have a permanent effect on your Certificate Value, and will reduce the Death Benefit. In addition, if your Certificate is a modified endowment contract for tax purposes, taking a Certificate loan may have tax consequences.

- Surrender of the Certificate may be subject to a substantial surrender charge. Partial Withdrawals may be subject to surrender charges and a Partial Withdrawal Charge.

- A Certificate may be considered a "modified endowment contract" if total payments during the first seven Certificate years (or within seven years of a material change in the Certificate) exceed the total net level payments payable, if the Certificate had provided paid-up future benefits after seven level annual payments. If the Certificate is considered a modified endowment contract, all distributions (including Certificate loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis. In addition, a 10% additional penalty tax may be imposed on that part of a distribution that is includible in income.

- Each Fund is subject to investment risks and other risks. We do not promise that the Funds will meet their investment objectives. Amounts that you have allocated to Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Funds in which those Sub-Accounts invest. Your bear the investment risk that those Funds possibly will not meet their investment objectives. A description of each Fund's investment policies and a comprehensive discussion of the risks of each Fund may by found in the Fund's prospectus.

                    SUMMARY OF RISKS AND BENEFITS: FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CERTIFICATE. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CERTIFICATE, SURRENDER THE CERTIFICATE, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

                                                      TRANSACTION FEES
------------------------------------------------------------------------------------------------------------------------------------
                    CHARGE                         WHEN CHARGE IS DEDUCTED                       AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE IMPOSED ON PREMIUMS (LOAD)            NA                                          None

PREMIUM TAXES                                         From Payments                    0.75% - 5.00%, depending upon the state


                                                       TRANSACTION FEES
------------------------------------------------------------------------------------------------------------------------------------
                    CHARGE                          WHEN CHARGE IS DEDUCTED                      AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
DEFERRED ACQUISITION COSTS                            From Payments                 0-1%, DEPENDING UPON THE GROUP TO WHICH THE
("DAC TAX" CHARGE)                                                                      POLICY AND CERTIFICATES ARE ISSUED.

SURRENDER CHARGE*                                Upon Surrender or a Decrease in   Varies based on individual characteristics
                                                 Face Amount for up to 15 years    (sexes, issue ages and underwriting classes)
MINIMUM AND MAXIMUM CHARGE                       from Date of Issue of the         of the Insureds. Considering all possible
                                                 Certificate or from the date of   combinations of sexes, issue ages and
                                                 increase in Face Amount,          underwriting classes of the Insureds, the
                                                 respectively.                     minimum is $7.68 (for a Female Standard
                                                                                   Smoker Age 0) and the maximum is $38.25 (for
                                                                                   a Male Standard Smoker Age 53) per $1000 of
                                                                                   Face Amount.

CHARGE FOR A REPRESENTATIVE CERTIFICATE OWNER                                     For a Male Standard Non-Smoker Age 45, the
                                                                                   rate is $23.61 per $1000 of Face Amount.

PARTIAL WITHDRAWAL CHARGE**                      Upon Partial Withdrawals in       5% of any withdrawals in excess of the Free
                                                 excess of the Free 10%            10% Withdrawal amount.
                                                 Withdrawal Amount

PARTIAL WITHDRAWAL TRANSACTION                   Upon any Partial Withdrawal       2% of the amount withdrawn, not to exceed $25
FEE

ELECTING OPTIONAL GUARANTEED                     Upon election of the Guaranteed   $25 administrative fee
DEATH BENEFIT                                    Death Benefit

INCREASE IN FACE AMOUNT                          Upon increasing the Face Amount   $2.50 per $1,000 of increase or decrease, not
                                                 of the Certificate                to exceed $40

TRANSFER CHARGES                                 Upon the 13th transfer and each   Currently $10 per transfer, guaranteed not to
                                                 subsequent transfers in a         exceed $25 per transfer.
                                                 Certificate Year.

CHANGING NET PAYMENT ALLOCATION                  Upon changing allocations  of
                                                 Net Payments                      Currently there is no charge.  Any future
                                                                                   charge is guaranteed not to exceed $25.

CHANGING MONTHLY DEDUCTION ALLOCATION            Upon changing allocation of the
                                                 Monthly Deduction

PROVIDING A PROJECTION OF VALUES                 Upon requesting a projection of
                                                 values

* The maximum surrender charge calculated upon issuance of the Certificate or an increase in Face Amount is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge of up to $8.50 per thousand dollars of the initial Face Amount, and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums received up to the Guideline Annual Premium, depending on the group to which the Policy is issued. In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per thousand dollars of initial Face Amount The maximum surrender charge upon issuance or an increase in Face Amount remains level for up to 24 Certificate months, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. If you surrender the Certificate during the first two years following the Date of Issue or an increase in Face Amount, before making premium payments which are at least equal to one Guideline Annual Premium for the initial Face Amount or increase in Face Amount, respectively, the actual surrender charge imposed may be less than the maximum.

In the event of a decrease in the Face Amount, any surrender charge imposed is a fraction of the charge that would apply to a full surrender of the Certificate.

The surrender charge shown in the table may not be representative of the charge you would pay. For more information about the surrender charge that would apply to your Certificate, please contact us at the address or telephone number shown on the front cover of this Prospectus or contact your agent.

** The Company will reduce the amount of the Certificate's outstanding Surrender Charge by the amount of the Partial Withdrawal Charge. If no Surrender Charges apply to the Certificate at the time of a withdrawal, no partial withdrawal charge will apply to that withdrawal.

                                      * * *

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CERTIFICATE, NOT INCLUDING THE FUND FEES AND EXPENSES. EACH OF THESE FEES IS CALCULATED MONTHLY AND DEDUCTED FROM YOUR CERTIFICATE VALUE AS PART OF THE MONTHLY DEDUCTION.

                                           PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
                     CHARGE                             WHEN CHARGE IS DEDUCTED                      AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE*                                              Monthly                Varies based on individual characteristics
                                                                                       (sexes, issue ages and underwriting classes)
                                                                                       of the Insureds

     MINIMUM AND MAXIMUM CHARGE                                 Monthly                Considering all possible combinations of
                                                                                       sexes, issue ages and underwriting classes of
                                                                                       the Insureds, per $1,000 of original Face
                                                                                       Amount: the minimum is _______ (for Female
                                                                                       Preferred Non-Smoker Age 25) and the maximum
                                                                                       is ______ (for a Male Sub-Standard Smoker
                                                                                       Rated 500% & $5 Permanent Flat Extra Age 94).

     CHARGE FOR A REPRESENTATIVE CERTIFICATE OWNER              Monthly                Considering all possible combinations of
                                                                                       sexes, issue ages and underwriting classes of
                                                                                       the Insureds, per $1,000 of original Face
                                                                                       Amount: a representative charge is
                                                                                       ___________ (for a Male Standard Non-Smoker
                                                                                       Age 45)

MONTHLY ADMINISTRATIVE FEE                                      Monthly                Up to $10.00

MORTALITY AND EXPENSE RISK FEES                                 Monthly                Annual rate of up to 0.90%

SEPARATE ACCOUNT ADMINISTRATIVE CHARGE                     Monthly for up to           Annual rate of up to 0.25%
                                                         ten Certificate years

MONTHLY CHARGES FOR OPTIONAL BENEFITS*                          Monthly                Varies depending upon the optional benefits
                                                                                       selected, and by the individual
                                                                                       characteristics of the Insureds

WAIVER OF PREMIUM RIDER                                         Monthly                Varies based on individual characteristics
                                                                                       (sexes, issue ages and underwriting classes)
                                                                                       of the Insureds

     MINIMUM AND MAXIMUM CHARGE                                 Monthly                Considering all possible combinations of
                                                                                       sexes, issue ages and underwriting classes of
                                                                                       the Insureds, per1/2of the monthly benefit:
                                                                                       the minimum is $0.04 (for Female Preferred
                                                                                       Smoker Age 19) and the maximum is $0.35 (for
                                                                                       a Male Standard Smoker Rated 250% Age 64).

OTHER INSURED RIDER                                             Monthly                Varies based on individual characteristics
                                                                                       (sexes, issue ages and underwriting classes)
                                                                                       of the Insureds

     MINIMUM AND MAXIMUM CHARGE                                 Monthly                Considering all possible combinations of
                                                                                       sexes, issue ages and underwriting classes of
                                                                                       the Insureds, per $1,000 of original Face
                                                                                       Amount: the minimum is $0.0243 (for Female
                                                                                       Preferred Non-Smoker Age 25) and the maximum
                                                                                       is $83.333 (for a Male Sub-Standard Smoker
                                                                                       Rated 500% & $5 Permanent Flat Extra Age 94).

                                           PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
                     CHARGE                             WHEN CHARGE IS DEDUCTED                      AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
CHILDREN'S INSURANCE RIDER                                      Monthly                $0.40 per $1000 of benefit

ACCIDENTAL DEATH BENEFIT RIDER                                  Monthly                Varies based on individual characteristics
                                                                                       (sexes, issue ages and underwriting classes)
                                                                                       of the Insureds

     MINIMUM AND MAXIMUM CHARGE                                 Monthly                Considering all possible combinations of
                                                                                       sexes, issue ages and underwriting classes of
                                                                                       the Insureds, per $1,000 of original Face
                                                                                       Amount: the minimum is $0.07 (for Female
                                                                                       Preferred Smoker Age 5) and the maximum is
                                                                                       $0.36 (for a Male Sub-Standard Smoker Rated
                                                                                       300% Age 65).

OPTION TO ACCELERATE BENEFITS RIDER                    Upon exercising the rider       $150 (one-time fee) plus a present value of
                                                                                       expected premiums associated with the benefit
                                                                                       calculated from the point in time the rider
                                                                                       is exercised

EXCHANGE OPTION RIDER                                 Upon adding the rider to the     $20.00 (one-time fee)
                                                                contract

EXCHANGE TO TERM INSURANCE RIDER                                  N/A                                       None

* The charges vary based on individual characteristics such as the age, Certificate year, underwriting class, Face Amount and sex of the Insured. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate that the guaranteed rate shown in your Certificate. We calculate a separate cost of insurance rate for any increase in the Face Amount based on the Insured's circumstances at the time of the increase. For more information about the calculation of the cost of insurance charges, see _____.

The charges shown in the table may not be representative of the charge that a particular Certificate owner will pay. You may obtain more information about the particular charges that apply to you by contacting us at the address or telephone number shown on the back cover of this Prospectus or contact your agent.

THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSED CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CERTIFICATE. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

                                        ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------
      TOTAL ANNUAL FUND OPERATING EXPENSES                     MINIMUM                           MAXIMUM
                                                               -------                           -------
  (expenses that are deducted from Fund assets,                 X.XX%                             X.XX%
 including management fees, distribution and/or
  service fees (12b-1 fees) and other expenses)

The table above shows the minimum and maximum expenses of the Funds during 2002. The levels of fees and expenses vary amount the Underlying Funds, and may vary from year to year.

                THE COMPANY, THE VARIABLE ACCOUNT AND THE FUNDS

WHAT IS THE COMPANY?

Unless otherwise specified, any reference to the "Company" refers exclusively to First Allmerica Financial Life Insurance Company ("First Allmerica") for Certificates issued in New York, and exclusively to Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") for Certificates issued in all other jurisdictions.

First Allmerica Financial Life Insurance Company ("First Allmerica"), originally organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. The Company is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, the Company was a direct subsidiary of First Allmerica, which in turn was a direct subsidiary of Allmerica Financial Corporation ("AFC"). Effective December 31, 2002, the Company became a Massachusetts domiciled insurance company and a direct subsidiary of AFC, and First Allmerica became a direct subsidiary of the Company. As of December 31, 2002, the Company and First Allmerica had over $____ billion in combined assets and over $____ billion of life insurance in force. The principal office of the companies is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 508-855-1000 ("Principal Office").

Allmerica Financial and First Allmerica are subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the are subject to the insurance laws and regulations of other states and jurisdictions in which they are licensed to operate.

WHAT IS THE SEPARATE ACCOUNT?

In this prospectus, "Separate Account" refers to the Group VEL Account of the Company.. The Separate Account is a separate investment account compromised of sub-accounts. Each sub-account invests in a corresponding investment portfolio ("Fund") of a management investment company. The assets used to fund the variable portion of the Certificate are set aside in the Separate Account, and are kept separate from the general assets of the Company. Under Massachusetts law, assets equal to the reserves and other liabilities of the Separate Account may not be charged with any liabilities arising out of any other business of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains or capital losses of the Company, or the other Sub-Accounts. Allocations may be made to no more than 20 Sub-Accounts at any one time.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Separate Account and the sub-accounts. The Company may also offer other variable life insurance policies investing in the Separate Account, which are not discussed in this Prospectus. In addition the Separate Account may invest in other underlying funds that are not available to the Policies described in this prospectus.

WHAT ARE THE FUNDS?

Each sub-account invests in a corresponding investment portfolio ("Fund") of an open-end management investment company. The Funds available through this policy are NOT publicly traded. They are only available as variable investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. The investment advisers of the Funds may manage publicly traded mutual funds with similar names and objectives. However, the Funds are NOT directly related to any publicly traded mutual fund. Consequently, the investment performance of the Funds and any similarly named publicly traded mutual fund may differ substantially.

A summary of investment objectives of each of the Funds is set forth below. Certain Funds have similar investment objectives and/or policies. Therefore, to choose the Sub-Accounts which best meet your needs and objectives, carefully read the prospectuses of the Funds, along with this Prospectus. There can be no assurance that the investment objectives of the Funds can be achieved. In some states, insurance regulations may restrict the availability of particular Funds.

MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE FUNDS MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH SHOULD BE READ

CAREFULLY BEFORE INVESTING.

ALLMERICA INVESTMENT TRUST
ADVISER:  ALLMERICA FINANCIAL INVESTMENT MANAGEMENT SERVICES, INC.

AIT CORE EQUITY FUND -- seeks to achieve long-term growth of capital through investments primarily in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. Realization of current investment income, if any, is incidental to this objective. The sub-advisers are UBS Global Asset Management (Americas), Inc. and Goldman Sachs Asset Management.

AIT EQUITY INDEX FUND -- seeks to achieve investment results that correspond to the aggregate price and yield performance of a representative selection of common stocks that are publicly traded in the United States. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the Standard & Poor's Composite Index of 500 Stocks. The sub-adviser is Opus Investment Management, Inc.

AIT GOVERNMENT BOND FUND -- seeks high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements. The sub-adviser is Opus Investment Management, Inc.

AIT MONEY MARKET FUND -- seeks to obtain maximum current income consistent with the preservation of capital and liquidity. The sub-adviser is Opus Investment Management, Inc.

AIT SELECT AGGRESSIVE GROWTH FUND -- seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation. The sub-advisers are Massachusetts Financial Services Company and Jennison Associates LLC.

AIT SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital. Realization of income is not a significant investment consideration, and any income realized on the Fund's investments will be incidental to its primary objective. The sub-adviser is T. Rowe Price Associates, Inc.

AIT SELECT EMERGING MARKETS FUND -- seeks long-term growth of capital by investing in the world's emerging markets. The sub-adviser is Schroder Investment Management North America Inc.

AIT SELECT GROWTH AND INCOME FUND -- seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks. The sub-adviser is J.P. Morgan Investment Management Inc.

AIT SELECT GROWTH FUND -- seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential. The sub-adviser is Putnam Investment Management, LLC.

AIT SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies. The sub-adviser is Bank of Ireland Asset Management (U.S.) Limited.

AIT SELECT INVESTMENT GRADE INCOME FUND -- seeks as high a level of total return, which includes capital appreciation as well as income, as is consistent with prudent investment management. The sub-adviser is Opus Investment Management, Inc.

AIT SELECT STRATEGIC GROWTH FUND -- seeks long-term capital appreciation. The sub-adviser is TCW Investment Management Company.

AIT SELECT STRATEGIC INCOME FUND -- seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing in various types of fixed income securities. The sub-adviser is Western Asset Management Company.

AIT SELECT VALUE OPPORTUNITY FUND -- seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued. The sub-adviser is Cramer Rosenthal McGlynn, LLC.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
ADVISER:  ALLIANCE CAPITAL MANAGEMENT L.P.

ALLIANCE GROWTH & INCOME PORTFOLIO -- seeks to achieve long-term growth of capital by investing principally in equity securities of a limited number of large, carefully selected, high-quality U.S. companies.

DELAWARE VIP TRUST
ADVISERS:  DELAWARE MANAGEMENT COMPANY AND DELAWARE INTERNATIONAL ADVISERS LTD.

DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES -- seeks long-term growth without undue risk to principal. Under normal circumstances, the Series will invest at least 80% of its net assets in equity securities. The Series invests primarily in issuers located outside the United States. This Series formerly was known as International Equity Series.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
ADVISER:  FIDELITY MANAGEMENT & RESEARCH COMPANY

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500.

FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.

FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks to obtain a high level of current income, while also considering growth of capital.

FIDELITY VIP OVERSEAS PORTFOLIO -- seeks long-term growth of capital and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.

FIDELITY VIP II ASSET MANAGER PORTFOLIO -- seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term money market instruments.

FIDELITY VIP II CONTRAFUND(R) PORTFOLIO -- seeks long-term capital appreciation. The Portfolio invests primarily in common stocks of domestic and foreign issuers whose value is not fully recognized by the public. The Portfolio may invest in either growth stocks or value stocks or both.

FIDELITY VIP II INDEX 500 PORTFOLIO -- seeks investment results that correspond to the total return of a broad range of common stocks publicly traded in the United States, as represented by the S&P 500.

JANUS ASPEN SERIES
ADVISER:  JANUS CAPITAL

JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO -- seeks long-term growth of capital.

JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO -- seeks long-term growth of capital in a manner consistent with the preservation of capital.

T. ROWE PRICE INTERNATIONAL SERIES, INC.
ADVISER:  T. ROWE PRICE INTERNATIONAL, INC.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO, INC. -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
ADVISER:   Morgan Stanley Investment Management, Inc.

UIF TECHNOLOGY PORTFOLIO -- seeks long-term capital appreciation by investing primarily in equity securities of companies that the investment adviser expects will benefit from their involvement in technology and technology-related industries.

UIF CORE PLUS FIXED INCOME PORTFOLIO -- seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio fixed-income securities. THE UIF CORE PLUS FIXED INCOME PORTFOLIO IS AVAILABLE ONLY TO EMPLOYEES OF DUKE ENERGY CORPORATION AND ITS AFFILIATES.

                                      * * *

CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF CERTAIN OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH WILL BEST MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE UNDERLYING FUNDS ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

If required in your state, in the event of a material change in the investment policy of a Sub-Account or the Underlying Fund in which it invests, you will be notified of the change. If you have Certificate Value in that Sub-Account, the Company will transfer it without charge on written request by you to another Sub-Account or to the General Account. The Company must receive your Written Request within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) the receipt of the notice of your right to transfer. You may then change your premium and deduction allocation percentages.

                                 THE CERTFICATE

The Company is not currently issuing new Policies, but may issue new Certificates under existing Policies.. This Prospectus provides only a very brief overview of the more significant aspects of the Policy and the Certificates and the Company's administrative procedures for the benefit of the Company's current Certificate owners. The Certificate together with its attached application constitutes the entire agreement between you and the Company.

HOW DO I COMMUNICATE WITH THE COMPANY?

You may contacting us at the address or telephone number shown on the back cover of this Prospectus or by contacting your agent.

EFFECTIVE DATE OF TRANSACTIONS

Once your Certificate is in force, the effective date of payments, forms and requests you send is usually determined by the day and time we receive the item in good order at the mailing address that appears in this Prospectus. "Good order" means that we have received all information, letters, forms or other documents, completed to our satisfaction, which we believe are necessary to process the transaction. Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in good order before the close of business (usually 4:00 p.m. Eastern time, or the close of the New York Stock Exchange, if earlier) on a business day will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request after the close of business on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.

Other forms, notices and requests are normally effective on the day that we receive them in good order, unless the transaction is scheduled to occur on another business day. Assignments, change of owner and change of beneficiary forms are effective as of the day you sign the assignment or form, once we receive them in good order.

WRITTEN REQUESTS

Whenever this Prospectus refers to a communication as a "written request," it means in writing, in form and substance reasonably satisfactory to us, and received at the mailing address indicated on the front cover of this Prospectus. We will process the transaction when the written request is received in good order. For some transactions, including assignments and surrender of the Certificate, we require you to use Company-approved forms. You may obtain Company-approved forms by calling 800-533-7881

TELEPHONE REQUESTS

You have the privilege to make telephone requests. The Company and our agents and affiliates will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, we may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others things, requiring some form of personal identification prior to acting upon instructions received by telephone. All transfer instructions by telephone are tape recorded.

We cannot guarantee that you will always be able to reach us to complete a telephone transaction. We reserve the right to modify or discontinue the privilege to make requests by telephone at any time without prior notice. Under these circumstances, you should submit your request in writing or other form acceptable to us.

HOW DO I APPLY FOR A CERTIFICATE?

Upon receipt at its Principal Office of a completed enrollment form from a prospective Certificate Owner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insured is insurable. This process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Certificate Owner before a determination of insurability can be made. A Certificate cannot be issued until this underwriting procedure has been completed. The Company reserves the right to reject an enrollment form which does not meet the Company's underwriting guidelines, but in underwriting insurance, the Company shall comply with all applicable federal and state prohibitions concerning unfair discrimination.

At the time of enrollment, the proposed insured will complete an enrollment form, which lists the proposed amount of insurance and indicates how much of that insurance is considered eligible for simplified underwriting. If the eligibility questions on the enrollment form are answered "No," the Company will provide immediate coverage equal to the simplified underwriting amount. If the proposed insured is in a standard premium class, any insurance in excess of the simplified underwriting amount will begin on the date the enrollment form and medical examinations, if any, are completed. If the proposed insured cannot answer the eligibility questions "No," and if the proposed insured is not a standard risk, insurance coverage will begin only after the Company (1) approves the enrollment form, (2) the Certificate is delivered and accepted, and (3) the first premium is paid.

Pending completion of insurance underwriting and Certificate issuance procedures, any initial premiums will be held in the General Account. If the enrollment form is approved and the Certificate is issued and accepted, the initial premium held in the General Account will be credited with interest not later than the date of receipt of the premium at the Principal Office. IF THE CERTIFICATE IS NOT ISSUED, THE PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

CAN I EXAMINE AND CANCEL THE CERTIFICATE OR AN INCREASE IN FACE AMOUNT?

Yes. The Certificate provides for an initial "Free-Look" period. You may cancel the Certificate by mailing or delivering the Certificate to the Principal Office or an agent of the Company on or before the latest of:

-    45 days after the enrollment form for the Certificate is signed, or

- 10 days after you receive the Certificate (or longer if required by state law), or

- 10 days (20 days or 30 days if required in your state) after the Company mails or personally delivers a Notice of Withdrawal Rights to you. .or

- 60 days after you receive the Policy, if the Policy was purchased in New York as a replacement for an existing policy.

When you return the Certificate, the Company will mail a refund to you within seven days. The refund of any premium paid by check, however, may be delayed until the check has cleared your bank.

If your Certificate provides for a full refund of the initial premium under its "Right-to-Examine Certificate" provision as required in you state, your refund will be the greater of (a) your entire premium, or (b) the Certificate Value plus deductions under the Certificate, or by the Underlying Funds for taxes, charges or fees.

If your Certificate does not provide for a full refund of the initial premium, you will receive the Certificate Value in the Separate Account, plus premiums paid (including fees and charges), minus the amounts allocated to the Separate Account, plus the fees and charges imposed on amounts in the Separate Account. After an increase in the Face Amount, a right to cancel the increase also applies.

FREE LOOK WITH FACE AMOUNT INCREASES

After an increase in the Face Amount, the Company will mail or personally deliver a notice of a "Free Look" with respect to the increase. You will have the right to cancel the increase before the latest of:

-    45 days after the application for the increase is signed, or

- 10 days after you receive the new specifications pages issued for the increase (or longer if required by state law), or

- 10 days (20 days or 30 days if required in your state) after the Company mails or delivers a Notice of Withdrawal Rights to you.

Upon canceling the increase, you will receive a credit to the Certificate Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company will also waive any surrender charge calculated for the increase.

IS THERE A PAID-UP INSURANCE OPTION?

On Written Request, you may elect life insurance coverage, usually for a reduced amount, for the life of the Insured with no further premiums due. The Paid-Up Insurance will be the amount that the Surrender Value can purchase for a net single premium at the Insured's
Age and Underwriting Class on the date this option is elected. If the Surrender Value exceeds the net single premium, we will pay the excess to you. The net single premium is based on the Commissioners 1980 Standard
Ordinary Mortality Tables, Smoker or Non-Smoker (Table B for unisex certificates) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.

IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING
CERTIFICATE OWNER RIGHTS AND BENEFITS WILL BE AFFECTED:

     - As described above, the Paid-Up Insurance benefit will be computed differently from the net Death Benefit and the Death Benefit options will not apply.

     - We will not allow transfers of Certificate Value from the General Account back to the Separate Account.

     -    You may not make further payments.

     - You may not increase or decrease the Face Amount or make partial withdrawals.

     -    Riders will continue only with our consent.

You may, after electing Paid-Up Insurance, surrender the Certificate for its net cash value. The guaranteed cash value is the net single premium for the Paid-Up Insurance at the Insured's attained Age. The net cash value is the cash value less any outstanding Debt. We will transfer the Certificate Value in the Separate Account to the General Account on the date we receive Written Request to elect the option.

On election of Paid-Up Insurance, the Certificate often will become a modified endowment contract. If a Certificate becomes a modified endowment contract, Certificate loans, partial withdrawals or surrender will receive unfavorable federal tax treatment. See FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."

HOW DO I MAKE PAYMENTS?

Payments are payable to the Company, and may be mailed to the Principal Office or paid through one of the Company's authorized agents. All premium payments after the initial premium payment are credited to the Separate Account or the General Account as of date of receipt at the Principal Office. Payments received before the close of business (usually 4:00 p.m. Eastern time, or the close of the New York Stock Exchange, if earlier) on a business day will normally be credited to the Separate Account or the Fixed Account as of the end of that day. If we receive your payment after the close of business on a business day, your payment or request will be effective as of the end of the next business day.

PREMIUM FLEXIBILITY

Unlike conventional insurance policies, the Certificate does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule. Although you may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause a Certificate to lapse, nor will making the planned premium payments guarantee that a Certificate will remain in force. Thus, you may, but are not required to, pay additional premiums. The Company may limit the maximum payment received in any certificate year but in no event will the limit be less than the maximum Level Premium shown in the certificate.

You may also elect to pay premiums by means of a monthly automatic payment ("MAP") procedure. Under a MAP procedure, amounts will be deducted from your checking account each month, generally on the Monthly Processing Date, and applied as a premium under the Certificate. The minimum payment permitted under MAP is $50.

Premiums are not limited as to frequency and number. However, you may be required to provide evidence of insurability as a condition to our accepting any payment that would increase the Insurance Amount at Risk (the Death Benefit less the Certificate Value). If evidence of insurability is required, the Company will return the payment to you and if your payment exceeds our maximum limit (defined below) the Company may not accept any additional payments which would increase the Insurance Amount at Risk and shall not provide any additional death benefit until (1) evidence of insurability for the Insured has been received by the Company and (2) the Company has notified you that the Insured is in a satisfactory underwriting class. You may then make payments that increase the Insurance Amount at Risk for 60 days (but not later than the Final Payment Date) following the date of such notification by the Company.

However, no premium payment may be less than $100 without the Company's consent. Moreover, premium payments must be sufficient to cover the next Monthly Deduction plus loan interest accrued, or the Certificate may lapse. See CERTIFICATE
TERMINATION AND REINSTATEMENT.

The Company may limit the maximum payment received in any certificate year but in no event will the limit be less than the maximum Level Premium shown in the certificate. In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Certificate, if required by federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the addition or deletion of a rider, or a change in the Death Benefit Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will only accept that portion of the premiums which shall make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service ("IRS") rules. Notwithstanding the current maximum premium limitations, however, the Company will accept a premium which is needed in order to prevent a lapse of the Certificate during a Certificate year. See CERTIFICATE TERMINATION AND REINSTATEMENT.

HOW DO I ALLOCATE MY NET PAYMENTS?

The Net Premium equals the premium paid less the 3.50% tax expense charge. In the application for a Policy, you indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the Separate Account. Currently, the Policyholder may select up to 27 Sub-Accounts of the 29 that are available under the Certificate. The Certificate Owners may make allocations only to those selected Sub-Accounts over the life of the Certificate. A Certificate Owner may have allocations in up to 20 Sub-Accounts at any one time. The minimum amount that may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

FUTURE CHANGES ALLOWED

You may change the allocation of future Net Premiums at any time pursuant to written or telephone request. An allocation change will be effective as of the date of receipt of the notice at the Principal Office.

INVESTMENT RISK

The Policy Value in the Sub-Accounts will vary with their investment experience; you bear this investment risk. The investment performance may affect the Death Proceeds as well. Policyowners should periodically review their allocations of premiums and Policy Value in light of market conditions and overall financial planning requirements.

CAN I MAKE TRANSFERS?

Yes. Subject to the Company's then current rules, you may transfer the Certificate Value among the Sub-Accounts or between a Sub-Account and the General Account. Allocations may be made to no more than 20 Sub-Accounts at one time. The Policy Value held in the General Account to secure a Policy loan may not be transferred. If we receive a transfer request after the close of business (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange, if earlier), it will be effected at the end of the next business day.

IS THE TRANSFER PRIVILEGE SUBJECT TO ANY LIMITATIONS?

Yes. The transfer privilege is subject to the Company's consent. The
Company reserves the right to impose limitations on transfers including, but not limited to:

     -    the minimum or maximum amount that may be transferred,

     - the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account,

     -    the minimum period of time between transfers, and

     -    the maximum number of transfers in a period.

If you request a transfer from a Sub-Account that is higher than your Policy Value in the Sub-Account on the valuation date for the transfer request (for example, if you request a transfer of $100 from a Sub-Account and the Policy Value in the Sub-Account is only $98 on the valuation date), we will transfer all of the Policy Value in the Sub-Account.

Currently, transfers to and from the General Account are permitted only if:

     - there has been at least a 90-day period since the last transfer from the General Account, and

     - the amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Policy.

Currently, the first 12 transfers in a Policy year will be free of any charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Certificate year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. Any transfers made with respect to a conversion privilege, Certificate loan or material change in investment policy will not count towards the twelve free transfers.

These rules are subject to change by the Company.

ARE THERE RESTRICTIONS ON MARKET TIMERS?

Yes. The Certificates are not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of an Underlying Fund. These and similar activities may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Certificate Owners. Accordingly, individuals and organizations that use market-timing investment strategies and make frequent transfers should not purchase the Certificates.

In order to prevent "market timing" activities that may harm or disadvantage other Certificate Owners, the Company may (a) reject or restrict any specific purchase and transfer requests and (b) impose specific limitations with respect to market timers, including restricting transfers by market timers to certain Underlying Funds. In addition, some of the Underlying Funds have reserved the right to temporarily or permanently refuse purchase or transfer requests from the Company if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. Accordingly, the Company may not be in a position to effect certain transfers requested by market timers and may refuse such transfer requests without prior notice. The Company reserves the right to impose, without prior notice, restrictions on transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Certificate Owners. If any of these actions are taken, the Company will notify the market timer of the action as soon as possible.

IS THERE A DOLLAR-COST AVERAGING OPTION OR AUTOMATIC REBALANCING OPTION?

Yes. You may have automatic transfers of at least $100 a month made on a periodic basis:

     - from the Sub-Accounts which invest in the AIT Money Market Fund and AIT Government Bond Fund, respectively, to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or

     - to reallocate Policy Value among the Sub-Accounts ("Automatic Rebalancing Option").

Automatic transfers may be made on a monthly, bi-monthly, quarterly, semi-annual or annual schedule. The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge.

Generally, all transfers will be processed on the 15th of each scheduled month. If the 15th is not a business day, however, or is the Monthly Payment Date, the automatic transfer will be processed on the next business day. The Dollar-Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.

If the Certificate goes into a grace period (see Termination and Reinstatement), automatic Dollar Cost Averaging and Automatic Account Rebalancing transactions are suspended. If you make sufficient payments to keep the policy in force, Dollar Cost Averaging and Automatic Account Rebalancing will resume with the next scheduled automatic transaction.

CAN I MAKE FUTURE CHANGES UNDER MY CERTIFICATE?

Yes. There are several changes you can make after receiving your Policy, within limits. You may:

     -    Cancel your Certificate under its right-to-examine provision

     -    Transfer your ownership to someone else

     -    Change the beneficiary

     - Change the allocation of payments, with no tax consequences under current law

     -    Make transfers of Certificate Value among the funds

     -    Adjust the death benefit by increasing or decreasing the Face Amount

     -    Add or remove certain optional insurance benefits

CAN I CONVERT MY CERTIFICATE INTO A FIXED POLICY?

Once during the first 24 months after the Date of Issue or after the effective date of an increase in Face Amount, while the Certificate is in force, you may convert your Certificate without Evidence of Insurability to a flexible premium adjustable life insurance policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Certificate Value in the Separate Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Certificate Value in the Separate Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance policy to you. The new policy will have the same face amount, issue age, date of issue, and risk classification as the original Certificate.

HOW DO I CHANGE THE FACE AMOUNT OF MY CERTIFICATE?

Subject to certain limitations, you may increase or decrease the specified Face Amount of a Certificate at any time by submitting a Written Request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Processing Date on or next following the date of receipt of the request at the Principal Office or, if Evidence of Insurability is required, the date of approval of the request.

INCREASES

Along with the Written Request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insured may also be required whenever the Face Amount is increased. A request for an increase in the Face Amount may not be less than an amount determined by the Company. This amount varies by group but in no event will this amount exceed $10,000. You may not increase the Face Amount after the Insured reaches Age 80. An increase must be accompanied by an additional premium if the Certificate Value is less than $50 plus an amount equal to the sum of two Monthly Deductions. On the effective date of each increase in the Face Amount, a transaction charge of $2.50 per $1,000 of increase up to $40, will be deducted from the Certificate Value for administrative costs. The effective date of the increase will be the first Monthly Processing Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount will generally affect the Insurance Amount at Risk, and may affect the portion of the Insurance Amount at Risk included in various Underwriting Classes (if more than one Underwriting Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge will also be calculated for the increase. See CHARGES AND DEDUCTIONS.

After increasing the Face Amount, you will have the right (1) during a Free-Look Period, to have the increase cancelled and the charges which would not have been deducted but for the increase will be credited to the Certificate, and (2) during the first 24 months following the increase, to transfer any or all Certificate Value to the General Account free of charge. See THE CERTIFICATE -- "Free-Look Period" and "Conversion Privileges." A refund of charges which would not have been deducted but for the increase will be made at your request.

DECREASES

The minimum amount for a decrease in the Face Amount is $10,000. By current Company practice, the Face Amount in force after any decrease may not be less than $50,000. If, following a decrease in the Face Amount, the Certificate would not comply with the maximum premium limitation applicable under the IRS rules, the decrease may be limited or Certificate Value may be returned to the Certificate Owner (at your election) to the extent necessary to meet the requirements. A return of Certificate Value may result in tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Underwriting Classes, both of which may affect a Certificate Owner's monthly cost of insurance charges.

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order: (a) the Face Amount provided by the most recent increase; (b) the next most recent increases successively; and (c) the initial Face Amount. This order will also be used to determine whether a surrender charge will be deducted and in what amount. If the Face Amount is decreased while the Payor Provisions apply, the above order may be modified to determine the cost of insurance charge. You may then reduce or eliminate any Face Amount for which you are paying the insurance charges, on a last-in/first-out basis, before you reduce or eliminate amounts of insurance which are paid by the Payor.

If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Certificate Value. On the effective date of each decrease in the Face Amount, a transaction charge of $2.50 per $1,000 of decrease, up to a maximum of $40, will be deducted from the Certificate Value for administrative costs. You may specify one Sub-Account from which the transaction charge and, if applicable, any surrender charge will be deducted. If you do not specify a Sub-Account, the Company will make a Pro-Rata Allocation. The current surrender charge will be reduced by the amount of any surrender charge deducted.

WHAT IS THE CERTIFICATE VALUE AND SURRENDER VALUE?

The Certificate Value is the total amount available for investment and is equal to the sum of the accumulation in the General Account and the value of the Units in the Sub-Accounts. The Certificate Value is used in determining the Surrender Value (the Certificate Value less any Debt and any surrender charge). See THE CERTIFICATE -- "Surrender." There is no guaranteed minimum Certificate Value. Because Certificate Value on any date depends upon a number of variables, it cannot be predetermined.

Certificate Value and Surrender Value will reflect frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Certificate.

CALCULATION OF CERTIFICATE VALUE

The Certificate Value is determined on the Date of Issue and on each Valuation Date. On the Date of Issue, the Certificate Value will be the Net Premiums received, plus any interest earned during the underwriting period when premiums are held in the General Account (before being transferred to the Separate Account; see THE CERTIFICATE -- "Enrollment Form for a Certificate") less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Certificate Value will be:

(1) the sum of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of a Unit in that Sub-Account on that date by the number of such Units allocated to the Certificate; PLUS

(2) the value in the General Account (including any amounts transferred to the General Account with respect to a loan).

Thus, the Certificate Value is determined by multiplying the number of Units in each Sub-Account by their value on the particular Valuation Date, adding the products, and adding accumulations in the General Account, if any.

THE UNIT

You allocate the Net Premiums among the Sub-Accounts. Allocations to the Sub-Accounts are credited to the Certificate in the form of Units. Units are credited separately for each Sub-Account.

The number of Units of each Sub-Account credited to the Certificate is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Unit as of the Valuation Date the payment is received at the Principal Office. The number of Units will remain fixed unless changed by a subsequent split of Unit value, transfer, partial withdrawal or surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Units equal in value to the amount deducted.

The dollar value of a Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of a Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of a Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

NET INVESTMENT FACTOR

The net investment factor measures the investment performance of a Sub-Account of the Separate Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number arrived at by dividing (a) by (b), where

(a) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any; and

(b) is the value of that Sub-Account's assets at the beginning of the Valuation Period.

The net investment factor may be greater or less than one. Therefore, the value of a Unit may increase or decrease. You bear the investment risk. Subject to applicable state and federal laws, the Company reserves the right to change the methodology used to determine the net investment factor.

Allocations to the General Account are not converted into Units, but are credited interest at a rate periodically set by the Company.

CAN I MAKE CERTIFICATE LOANS?

Loans may be obtained by request to the Company on the sole security of the Certificate. The total amount which may be borrowed is the Loan Value. In the first Certificate year, the Loan Value is 75% of Certificate Value reduced by applicable surrender charges, as well as Monthly Deductions and interest on the loan to the end of the Certificate year. The Loan Value in the second Certificate year and thereafter is 90% of an amount equal to Certificate Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan. The loan amount will normally be paid within seven days after the Company receives the loan request at its Principal Office, but the Company may delay payments under certain circumstances. See OTHER CERTIFICATE PROVISIONS -- "Postponement of Payments."

A Certificate loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. Certificate Value in each Sub-Account equal to the Certificate loan allocated to such Sub-Account will be transferred to the General Account, and the number of Units equal to the Certificate Value so transferred will be cancelled. This will reduce the Certificate Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

LOAN AMOUNT EARNS INTEREST IN THE GENERAL ACCOUNT

As long as the Certificate is in force, Certificate Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year (7.5% for preferred loans). The current credited rate is 7.1% (8% for preferred loans). NO ADDITIONAL INTEREST WILL BE CREDITED TO SUCH CERTIFICATE VALUE.

PREFERRED LOAN OPTION

A preferred loan option is available under the Certificate. The preferred loan option will be available upon Written Request. It may be revoked by you at any time. You may change a preferred loan to a non-preferred loan at any time upon written request. If this option has been selected, after the tenth Certificate anniversary Certificate Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable withdrawal from the Certificate. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

LOAN INTEREST CHARGED

Interest accrues daily, and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each Certificate year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and bear interest at the same rate. After the due and unpaid interest is added to the loan amount, if the new loan amount exceeds the Certificate Value in the General Account, the Company will transfer Certificate Value equal to that excess loan amount from the Certificate Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Certificate Value in each Sub-Account bears to the total Certificate Value in all Sub-Accounts.

REPAYMENT OF DEBT

Loans may be repaid at any time prior to the lapse of the Certificate. Upon repayment of Debt, the portion of the Certificate Value that is in the General Account securing the Debt repaid will be allocated to the various Accounts and increase the Certificate Value in such Accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate Certificate Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the Separate Account cannot exceed Certificate Value previously transferred from the Separate Account to secure the Debt.

If Debt exceeds the Certificate Value less the surrender charge, the Certificate will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Certificate will terminate with no value. See CERTIFICATE TERMINATION AND REINSTATEMENT.

EFFECT OF CERTIFICATE LOANS

Although Certificate loans may be repaid at any time prior to the lapse of the Certificate, Certificate loans will permanently affect the Certificate Value and Surrender Value, and may permanently affect the Death Proceeds. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Accounts is less than or greater than the interest credited to the Certificate Value in the General Account attributable to the loan.

Moreover, outstanding Certificate loans and the accrued interest will be deducted from the proceeds payable upon surrender or the death of the Insured.

CAN I SURRENDER THE CERTIFICATE?

You may at any time surrender the Certificate and receive its Surrender Value. The Surrender Value is the Certificate Value, less Debt and applicable surrender charges. The Surrender Value will be calculated as of the Valuation Date on which a Written Request for surrender and the Certificate are received at the Principal Office. A surrender charge may be deducted when a Certificate is surrendered if less than 15 full Certificate years have elapsed from the Date of Issue of the Certificate or from the effective date of any increase in the Face Amount. See CHARGES AND DEDUCTIONS -- Surrender Charge."

The proceeds on surrender may be paid in a lump sum or under one of the payment options the Company offers. The Company will normally pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described in OTHER CERTIFICATE PROVISIONS --"Postponement of Payments."

For important tax considerations which may result from surrender of a Certificate, see FEDERAL TAX CONSIDERATIONS.

CAN I MAKE PARTIAL WITHDRAWALS?

Yes. Any time after the first Certificate year, you may withdraw a portion of the Surrender Value of the Certificate, subject to the limits stated below, upon Written Request filed at the Principal Office. The Written Request must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account. If you do not provide allocation instructions, the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A partial withdrawal from a Sub-Account will result in the cancellation of the number of Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge as described under CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal." The Company will normally pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances described in OTHER CERTIFICATE PROVISIONS -- "Postponement of Payments." For important tax consequences which may result from partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

                             THE DEATH BENEFIT

As long as the Certificate remains in force upon due proof of the Insured's death, the Company will pay the Death Proceeds of the Policy to the named Beneficiary. The Company normally will pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See OTHER POLICY PROVISIONS -- "Postponement of Payments." The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the Policy.

The Death Proceeds payable depend on the current Face Amount and the Death Benefit Option that is in effect on the date of death. Prior to the Final Premium Payment Date, the Death Proceeds are: (a) the Death Benefit provided under Option 1, Option 2, or Option 3, whichever is in effect on the date of death; plus (b) any additional insurance on the Insured's life that is provided by rider; minus (c) any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Certificate month in which the Insured dies. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate. The amount of Death Proceeds payable will be determined as of the date the Company receives due proof of the Insured's death for Option 2 and date of death for Options 1 and 3.

WHAT ARE THE GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST?

Federal tax law requires a Guideline Minimum Death Benefit in relation to cash value for a Certificate to qualify as life insurance. Under current federal tax law, either the Guideline Premium test or the Cash Value Accumulation test can be used to determine if the Certificate complies with the definition of "life insurance" in Section 7702 of the Code. At the time of application, the Employer may elect either of the tests.

The Guideline Premium test limits the amount of premiums payable under a Certificate to a certain amount for an insured of a particular age and sex. Under the Guideline Premium test, the Certificate Owner may choose between Death Benefit Option 1 and Option 2, as described below. After issuance of the Certificate, the Certificate Owner may change the selection from Option 1 to Option 2 or vice versa. The Cash Value Accumulation test requires that the Death Benefit must be sufficient so that the cash Surrender Value, as defined in Section 7702, does not at any time exceed the net single premium required to fund the future benefits under the Certificate. In the event the maximum premium limit applies, we reserve the right to obtain evidence of insurability which is satisfactory to us as a condition to accepting excess premium. If the Cash Value Accumulation test is chosen by the employer, ONLY Death Benefit Option 3 will apply. Death Benefits Option 1 and Option 2 are NOT available under the Cash Value Accumulation test.

There are two main differences between the Guideline Premium test and the Cash Value Accumulation test. First, the Guideline Premium test limits the amount of premium that may be paid into a Certificate, while no such limits apply under the Cash Value Accumulation test. Second, the factors that determine the Guideline Minimum Death Benefit relative to the Certificate Value are different. Required increases in the Guideline Minimum Death Benefit due to growth in Certificate Value will generally be greater under the Cash Value Accumulation test than under the Guideline Premium test. APPLICANTS FOR A POLICY SHOULD CONSULT A QUALIFIED TAX ADVISER IN CHOOSING A DEATH BENEFIT ELECTION.

WHAT ARE THE DEATH BENEFIT OPTIONS?

There are three Death Benefit Options available under the Certificate:

OPTION 1 -- LEVEL DEATH BENEFIT

Under Option 1, the Death Benefit is equal to the greater of the Face Amount or the Guideline Minimum Death Benefit, as set forth in the table below. Under Option 1, the Death Benefit will remain level unless the Guideline Minimum Death Benefit is greater than the Face Amount, in which case the Death Benefit will vary as the Certificate Value varies. Option 1 will offer the best opportunity for the Certificate Value under a Certificate to increase without increasing the Death Benefit as quickly as it might under the other options. The Death Benefit will never go below the Face Amount.

OPTION 2 -- ADJUSTABLE DEATH BENEFIT

Under Option 2, the Death Benefit is equal to the greater of the Face Amount plus the Certificate Value or the Guideline Minimum Death Benefit, as set forth in the table below. The Death Benefit will, therefore, vary as the Certificate Value changes, but will never be less than the Face Amount. Option 2 will offer the best opportunity for the Certificate Owner who would like to have an increasing Death Benefit as early as possible. The Death Benefit will increase whenever there is an increase in the Certificate Value, and will decrease whenever there is a decrease in the Certificate Value, but will never go below the Face Amount.

OPTION 3 -- LEVEL DEATH BENEFIT WITH CASH VALUE ACCUMULATION TEST

Under Option 3, the Death Benefit will equal the Face Amount, unless the Certificate Value, multiplied by the applicable Option 3 Death Benefit Factor, results in a higher Death Benefit. A complete list of Option 3 Death Benefit Factors is set forth in the Certificate. The applicable Death Benefit Factor depends upon the sex, risk classification, and then-attained age of the Insured. The Death Benefit Factor decreases slightly from year to year as the attained age of the Insured increases. Option 3 will offer the best opportunity for the Certificate Owner who is looking for an increasing death benefit in later Certificate years and/or would like to fund the Certificate at the "seven-pay" limit for the full seven years. When the Certificate Value multiplied by the applicable Death Benefit Factor exceeds the Face Amount, the Death Benefit will increase whenever there is an increase in the Certificate Value, and will decrease whenever there is a decrease in the Certificate Value, but will never go below the Face Amount. OPTION 3 MAY NOT BE AVAILABLE IN ALL STATES.

MORE INFORMATION ABOUT DEATH BENEFIT OPTIONS 1 AND 2

If the Guideline Premium Test is chosen by the Employer, the Certificate Owner may choose between Death Benefit Option 1 or Option 2. The Certificate Owner may designate the desired Death Benefit Option in the enrollment form, and may change the option once per Certificate year by Written Request. There is no charge for a change in option.

GUIDELINE MINIMUM DEATH BENEFIT UNDER OPTION 1 AND OPTION 2

The Guideline Minimum Death Benefit under Option 1 or Option 2 is equal to a percentage of the Certificate Value as set forth below. The Guideline Minimum Death Benefit is determined in accordance with the Code regulations to ensure that the Certificate qualifies as a life insurance contract and that the insurance proceeds may be excluded from the gross income of the Beneficiary.

                      GUIDELINE MINIMUM DEATH BENEFIT TABLE

                             (Option 1 and Option 2)

     AGE OF INSURED                                                       PERCENTAGE OF
    ON DATE OF DEATH                                                    CERTIFICATE VALUE
    ----------------                                                    -----------------
    40 and under                                                              250%
    45                                                                        215%
    50                                                                        185%
    55                                                                        150%
    60                                                                        130%
    65                                                                        120%
    70                                                                        115%
    75                                                                        105%
    80                                                                        105%
    85                                                                        105%
    90                                                                        105%
    95 and above                                                              100%

For the Ages not listed, the progression between the listed Ages is linear.

For any Face Amount, the amount of the Death Benefit and thus the Death Proceeds will be greater under Option 2 than under Option 1, since the Certificate Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. However, the cost of insurance included in the Monthly Deduction will be greater, and thus the rate at which Certificate Value will accumulate will be slower, under Option 2 than under Option 1. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

If you desire to have premium payments and investment performance reflected in the amount of the Death Benefit, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Certificate Value, you should select Option 1.

CAN I CHANGE BETWEEN DEATH BENEFIT OPTIONS?

Generally, if Death Benefit Option 1 or Option 2 is in effect, the Death Benefit Option in effect may be changed once each Certificate year by sending a Written Request for change to the Principal Office. The effective date of any such change will be the Monthly Processing Date on or following the date of receipt of the request. No charges will be imposed on changes in Death Benefit Options. IF OPTION 3 IS IN EFFECT, YOU MAY NOT CHANGE TO EITHER OPTION 1 OR OPTION 2.

If the Death Benefit Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Death Benefit which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Certificate Value on the date of the change). The amount of the Death Benefit will not be altered at the time of the change. However, the change in option will affect the determination of the Death Benefit from that point on, since the Certificate Value will no longer be added to the Face Amount in determining the Death Benefit. The Death Benefit will equal the new Face Amount (or, if higher, the Guideline Minimum Death Benefit). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Certificate Value will, respectively, reduce or increase the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Death Benefit Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and, therefore, the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

If the Death Benefit Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Death Benefit less the Certificate Value on the effective date of the change. This change may not be made if it would result in a Face Amount less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Death Benefit at the time of the change, but will affect the determination of the Death Benefit from that point on. Because the Certificate Value will be added to the new specified Face Amount, the Death Benefit will vary with the Certificate Value. Thus, under Option 2, the Insurance Amount at Risk will always equal the Face Amount unless the Guideline Minimum Death Benefit is in effect. The cost of insurance may also be higher or lower than it otherwise would have been without the change in Death Benefit Option. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

A change in Death Benefit Option may result in total premiums paid exceeding the then current maximum premium limitation determined by Internal Revenue Service Rules. In such event, the Company will pay the excess to the Certificate Owner. See THE CERTIFICATE -- "Premium Payments."

WHAT ARE THE DEATH PROCEEDS PAYMENT OPTIONS?

During the Insured's lifetime, you may arrange for the Death Proceeds to be paid in a single sum or under one or more of the available payment options. These choices also are available at the Final Premium Payment Date and if the Policy is surrendered. The Company may make more payment options available in the future.

If no election is made, the Company will pay the Death Proceeds in a single sum. When the Death Proceeds are payable in a single sum, the Beneficiary may, within one year of the Insured's death, select one or more of the payment options if no payments have yet been made.

Upon Written Request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options below or any other option offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected. If a payment option is selected, the Beneficiary may pay to the Company any amount that would otherwise be deducted from the Sum Insured.

The amounts payable under a payment option for each $1,000 value applied will be the greater of:

     - The rate per $1,000 of value applied based on the Company's non-guaranteed current payment option rates for the Policy, or

     - The rate in the Policy for the applicable payment option.

The following payment options are currently available. The amounts payable under these options are paid from the General Account. None is based on the investment experience of the Separate Account.

        Option A: PAYMENTS FOR A SPECIFIED NUMBER OF YEARS. The Company will make equal payments for any selected number of years (not greater than 30). Payments may be made annually, semi-annually, quarterly or monthly.

        Option B: LIFETIME MONTHLY PAYMENTS. Payments are based on the payee's age on the date the first payment will be made. One of three variations may be chosen. Depending upon this choice, payments will end:

              (1) upon the death of the payee, with no further payments due
                  (Life Annuity), or

              (2) upon the death of the payee, but not before the sum of the payments made first equals or exceeds the amount applied under this option (Life Annuity with Installment Refund), or

              (3) upon the death of the payee, but not before a selected period
                  (5, 10 or 20 years) has elapsed (Life Annuity with Period Certain).

        Option C: INTEREST PAYMENTS. The Company will pay interest at a rate determined by the Company each year, but which will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. Payments will end when the amount left with the Company has been withdrawn. However, payments will not continue after the death of the payee. Any unpaid balance plus accrued interest will be paid in a lump sum.

        Option D: PAYMENTS FOR A SPECIFIED AMOUNT. Payments will be made until the unpaid balance is exhausted. Interest will be credited to the unpaid balance. The rate of interest will be determined by the Company each year, but will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. The payment level selected must provide for the payment each year of at least 8% of the amount applied.

        Option E: LIFETIME MONTHLY PAYMENTS FOR TWO PAYEES. One of three variations may be chosen. After the death of one payee, payments will continue to the survivor:

              (1) in the same amount as the original amount; or

              (2) in an amount equal to 2/3 of the original amount; or

              (3) in an amount equal to 1/2 of the original amount.

Payments are based on the payees' ages on the date the first payment is due. Payments will end upon the death of the surviving payee.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Owner and/or the Beneficiary provisions of your Policy, any option selection may be changed before the Death Proceeds become payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds become payable.

If the amount of monthly income payments under Option B(3) for the attained age of the payee are the same for different periods certain, the Company will deem an election to have been made for the longest period certain which could have been elected for such age and amount.

You may give the Beneficiary the right to change from Option C or D to any other option at any time. If the payee selects Option C or D when the Death Proceeds become payable, the payee may reserve the right to change to any other option at a later date. The payee who elects to change options must also be a payee under the new option selected.

ADDITIONAL DEPOSITS

An additional deposit may be made to any proceeds when they are applied under Option B or E. A charge not to exceed

3% will be made. The Company may limit the amount of this deposit.

RIGHTS AND LIMITATIONS

A payee does not have the right to assign any amount payable under any option. A payee does not have the right to commute any amount payable under Option B or E. A payee will have the right to commute any amount payable under Option A only if the right is reserved in the Written Request selecting the option. If the right to commute is exercised, the commuted values will be computed at the interest rates used to calculate the benefits. The amount left under Option C, and any unpaid balance under Option D, may be withdrawn by the payee only as set forth in the Written Request selecting the option. A corporation or fiduciary payee may select only Option A, C or D. Such selection will be subject to the consent of the Company.

PAYMENT DATES

The first payment under any option, except Option C, will be due on the date the Policy matures by death or otherwise, unless another date is designated. Payments under Option C begin at the end of the first payment period.

The last payment under any option will be made as stated in the description of that option. However, should a payee under Option B or E die prior to the due date of the second monthly payment, the amount applied less the first monthly payment will be paid in a lump sum or under any option other than Option E. A lump sum payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

                          TERMINATION AND REINSTATEMENT

WHAT ARE THE TERMINATION PROVISIONS OF THE CERTIFICATE?

The failure to make premium payments will not cause the Certificate to lapse unless:

    - the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued; or

    - if Debt exceeds the Certificate Value.

If one of these situations occurs, the Certificate will be in default. You will then have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

Failure to make a sufficient payment within the grace period will result in termination of the Certificate. If the Insured dies during the grace period, the Death Proceeds will still be payable, but any Monthly Deductions due and unpaid through the Certificate month in which the Insured dies and any other overdue charges will be deducted from the Death Proceeds.

During the grace period, automatic Dollar Cost Averaging ("DCA") and Automatic Account Rebalancing ("AAR") transactions are suspended. If you make sufficient payments to keep the policy in force, DCA and AAR will resume with the next scheduled automatic transaction.

PAYOR PROVISIONS

Subject to approval in the state in which the Certificate was issued, if you name a "Payor" in your enrollment form supplement, the following "Payor Provisions" will apply:

The Payor may designate what portion, if any, of each payment of a premium is "excess premium." You may allocate the excess premium among the General Account and Sub-Accounts. The remaining Payor's premium which is not excess premium ("Payor's premium") will automatically be allocated to the Monthly Deduction Sub-Account, from which the Monthly Deduction charges will be made. Payor premiums are initially held in the General Account, and will be transferred to the Monthly Deduction Sub-Account not later than three days after underwriting approval of the Certificate. No Certificate loans, partial withdrawals or transfers may be made from the amount in the Monthly Deduction Sub-Account attributable to Payor's premiums.

If the amount in the Monthly Deduction Sub-Account attributable to Payor's premiums is insufficient to cover the next Monthly Deduction, the Company will send to the Payor a notice of the due date and amount of premium which is due. The premium may be paid during a grace period of 62 days, beginning on the premium due date. If the necessary premium is not received by the Company within 31 days of the end of the grace period, a second notice will be sent to the Payor. A 31-day grace period notice at this time will also be sent to you if the Certificate Value is insufficient to cover the Monthly Deductions then due.

If the amount in the Monthly Deduction Sub-Account attributable to Payor premiums is insufficient to cover the Monthly Deductions due at the end of the grace period, the balance of such Monthly Deductions will be withdrawn on a Pro-Rata Allocation from the Certificate Value, if any, in the General Account and the Sub-Accounts.

A lapse occurs if the Certificate Value is insufficient, at the end of the grace period, to pay the Monthly Deductions which are due. The Certificate terminates on the date of lapse. Any Death Benefit payable during the grace period will be reduced by any overdue charges.

The above Payor Provisions, if applicable, are in lieu of the grace-period notice and default provisions applicable when the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued. However, they do not apply if Debt exceeds the Certificate Value. See the discussion under "Termination," above. You or the Payor may, upon Written Request, discontinue the above Payor Provisions. If the Payor makes a written request to discontinue the Payor Provisions, the Company will send you a notice of the discontinuance to your last known address.

WHAT ARE THE REINSTATEMENT PROVISIONS OF THE CERTIFICATE?

REINSTATEMENT

If the Certificate has not been surrendered and the Insured is alive, the terminated Certificate may be reinstated anytime within three years after the date of default and before the Final Premium Payment Date. The reinstatement will be effective on the Monthly Processing Date following the date you submit the following to the Company:

     -   a written enrollment form for reinstatement,

     -   Evidence of Insurability; and

     - a premium that, after the deduction of the premium expense charge, is large enough to cover the Monthly Deductions for the three-month period beginning on the date of reinstatement.

SURRENDER CHARGE

The surrender charge on the date of reinstatement is the surrender charge that should have been in effect had the Certificate remained in force from the Date of Issue.

CERTIFICATE VALUE ON REINSTATEMENT

The Certificate Value on the date of reinstatement is:

     - the Net Premium paid to reinstate the Certificate increased by interest from the date the payment was received at the Principal Office; PLUS

     - an amount equal to the Certificate Value less Debt on the date of default; MINUS

     -   the Monthly Deduction due on the date of reinstatement.
         You may reinstate any Debt outstanding on the date of default or foreclosure.

                             CHARGES AND DEDUCTIONS

The following information repeats and expands upon information contained in SUMMARY OF RISKS AND BENEFITS: FEE TABLES. The charges described below will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose options under the Policy.

Charges will be deducted to compensate the Company for providing the insurance benefits set forth in the Certificate and any additional benefits added by rider, providing servicing, incurring distribution expenses, and assuming certain risks in connection with the Certificates. Certain of the charges described below may be reduced for Certificates issued in connection with a specific group under a non-qualified benefit plan. Charges and deductions may vary based on criteria, for example, such as the purpose for which the Certificates are purchased, the size of the benefit plan and the expected number of participants, the underwriting characteristics of the group, the levels and types of administrative services provided to the benefit plan and participants, and anticipated aggregate premium payments. From time to time the Company may modify both the amounts and criteria for reductions, which will not be unfairly discriminatory against any person.

Upon full surrender of the Certificate within up to seven certificate years, in certain situations the Company may, upon written request, refund a percentage of the portion of the previously paid Premium Expense Charge and may refund a portion of the cumulative premiums paid. The following conditions apply:

     - The original owner of the Certificate and certificates thereunder is a corporation, a corporate grantor trust, or an individual or trust under a corporate sponsored collateral assignment split dollar agreement, and the ownership has not been changed;

     - The request to surrender the Certificate and all certificates thereunder must be received prior to the end of the applicable Policy year; and

     - The Certificate and certificates have not been exchanged to another carrier.

The provision terminates if there is a change in the federal tax laws that would have the result of taxing the equity (the inside build-up of earnings) of the Policy.

WHAT CHARGES ARE DEDUCTED FROM PAYMENTS?

Currently, a charge may be deducted from each premium payment for state and local premium taxes paid by the Company. State premium taxes generally range from 0.75% to 5%, while local premium taxes (if any) vary by jurisdiction within a state. The Company guarantees that the charge for premium taxes will not exceed 10%. Upon request, the Company may permit all or part of the Premium Expense Charge to be deducted as part of the monthly deduction.

The premium tax charge may change when either the applicable jurisdiction changes or the tax rate within the applicable jurisdiction changes. The Company should be notified of any change in address of the Insured as soon as possible.

Additional charges are made to compensate the Company for federal taxes imposed for deferred acquisition cost ("DAC") taxes and for distribution expenses related to the Certificates. The DAC tax deduction may range from zero to 1% of premiums, depending on the group to which the Policy is issued. The charge for distribution expenses may range from zero to 10%. The distribution charge may vary, depending upon such factors, for example, as the type of the benefit plan, average number of participants, average Face Amount of the Certificates, anticipated average annual premiums, and the actual distribution expenses incurred by the Company.

WHAT IS THE MONTHLY DEDUCTION?

On the Date of Issue and each Monthly Processing Date thereafter prior to the Final Premium Payment Date, certain charges ("Monthly Deduction") will be deducted from the Certificate Value. The Monthly Deduction includes a charge for cost of insurance, a charge for the cost of any additional benefits provided by rider and a charge for Certificate administrative expenses that may be up to $10, depending on the group to which the Policy is issued. The Monthly Deduction may also include a charge for Separate Account administrative expenses and a charge for mortality and expense risks. The Separate Account administrative charge may continue for up to 10 Certificate years and may be up to 0.25% of Certificate Value in each Sub-Account, depending on the group to which the Policy was issued. The mortality and expense risk charge may be up to 0.90% of Certificate Value in each Sub-Account. The Monthly Deduction on or following the effective date of a requested change in the Face Amount will also include a charge of $2.50 per $1,000 of increase or decrease, to a maximum of $40, for administrative costs associated with the change. See THE CERTIFICATE -- "Charge for Change in Face Amount."

You may specify from which Sub-Account the cost of insurance charge, the charge for Certificate administrative expenses, the mortality and expense risk charge, and the charge for the cost of additional benefits provided by rider will be deducted. If the Payor Provision is in-force, all cost of insurance charges and administrative charges will be deducted from the Monthly Deduction Sub-Account. If no allocation is specified, the Company will make a Pro-Rata Allocation.

The Separate Account administrative charge and the mortality and expense risk charge are assessed against each Sub-Account that generates a charge. In the event that a charge is greater than the value of the Sub-Account to which it relates on a Monthly Processing Date, the Company will make a Pro-Rata Allocation of the unpaid balance.

Monthly Deductions are made on the Date of Issue and on each Monthly Processing Date until the Final Premium Payment Date. No Monthly Deductions will be made on or after the Final Premium Payment Date.

COST OF INSURANCE

This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those Insureds who die prior to the Final Premium Payment Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount and for each subsequent increase in the Face Amount. Because the cost of insurance depends upon a number of variables, it can vary from month to month and from group to group.

CALCULATION OF THE CHARGE -- If Death Benefit Option 2 is in effect, the monthly cost of insurance charge for the initial Face Amount will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If Death Benefit Option 1 or Option 3 is in effect, however, the applicable cost of insurance rate will be multiplied by the initial Face Amount less the Certificate Value (minus charges for rider benefits) at the beginning of the Certificate month. Thus, the cost of insurance charge may be greater if Death Benefit Option 2 is in effect than if Death Benefit Option 1 or Option 3 is in effect, assuming the same Face Amount in each case and assuming that the Guideline Minimum Death Benefit is not in effect.

In other words, since the Death Benefit under Option 1 or Option 3 remains constant while the Death Benefit under Option 2 varies with the Certificate Value, any Certificate Value increases will reduce the insurance charge under Option 1 or Option 3, but not under Option 2.

If Death Benefit Option 2 is in effect, the monthly insurance charge for each increase in the Face Amount (other than an increase caused by a change in Death Benefit Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in the Face Amount. If Death Benefit Option 1 or Option 3 is in effect, the applicable cost of insurance rate will be multiplied by the increase in the Face Amount reduced by any Certificate Value (minus rider charges) in excess of the initial Face Amount at the beginning of the Certificate month.

If the Minimum Death Benefit is in effect under any Option, a monthly cost of insurance charge will also be calculated for that portion of the Death Benefit which exceeds the current Face Amount. This charge will be calculated by:

     - multiplying the cost of insurance rate applicable to the initial Face Amount times the Guideline Minimum Death Benefit (Certificate Value times the applicable percentage), MINUS

     - the greater of the Face Amount or the Certificate Value under Death Benefit Option 1 or Option 3,

                                       or

     -   the Face Amount plus the Certificate Value under Death
         Benefit Option 2.

When the Guideline Minimum Death Benefit is in effect, the cost of insurance charge for the initial Face Amount and for any increases will be calculated as set forth in the preceding two paragraphs.

The monthly cost of insurance charge will also be adjusted for any decreases in the Face Amount. See THE CERTIFICATE-- "Change in Face Amount: DECREASES."

COST OF INSURANCE RATES - This Certificate is sold to eligible individuals who are members of a non-qualified benefit plan having a minimum, depending on the group, of five or more members. A portion of the initial Face Amount may be issued on a preferred, standard, guaranteed or simplified underwriting basis. The amount of this portion will be determined for each group, and may vary based on characteristics within the group.

The determination of the Underwriting Class for the guaranteed or simplified issue portion will, in part, be based on the type of group; purpose for which the Certificates are purchased; the number of persons eligible to participate in the plan; expected percentage of eligible persons participating in the plan; aggregate premiums paid and the amount of guaranteed or simplified underwriting insurance to be issued. Larger groups, higher participation rates and occupations with historically favorable mortality rates will generally result in the individuals within that group being placed in a more favorable Underwriting Class.

Cost of insurance rates are based on a blended unisex rate table, Age and Underwriting Class of the Insured at the Date of Issue, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less any debt and any partial withdrawals and withdrawal charges. For those Certificates issued on a unisex basis, sex-distinct rates do not apply. The cost of insurance rates are determined at the beginning of each Certificate year for the initial Face Amount.

The cost of insurance rates for an increase in the Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insured's Age increases. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Certificate. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables (Mortality Table B, Smoker, Non-smoker or Uni-smoker, for unisex Certificates) and the Insured's Age. The tables used for this purpose may set forth different mortality estimates for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons in the group of the same insuring Age and Underwriting Class whose Certificates have been in force for the same length of time.

The Underwriting Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into preferred Underwriting Classes, standard Underwriting Classes and substandard Underwriting Classes. In an otherwise identical Certificate, an Insured in the preferred Underwriting Class will generally have a lower cost of insurance than an Insured in a standard Underwriting Class who, in turn, will have a lower cost of insurance than an Insured in a substandard Underwriting Class with a higher mortality risk. The Underwriting Classes may be divided into two categories or aggregated: smokers and non-smokers. Non-smoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Underwriting Class. Any Insured with an Age at issuance under 18 will be classified initially as regular, unless substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a non-smoker. The Company will provide notice to you of the opportunity for the Insured to be classified as a non-smoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in the Face Amount. For each increase in the Face Amount you request, at a time when the Insured is in a less favorable Underwriting Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Underwriting Class previously applicable. On the other hand, if the Insured's Underwriting Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

MONTHLY CERTIFICATE ADMINISTRATIVE CHARGE

Prior to the Final Premium Payment Date, a monthly Certificate administrative charge of up to $10 per month, depending on the group to which the Policy was issued, will be deducted from the Certificate Value. This charge will be used to compensate the Company for expenses incurred in the administration of the Certificate, and will compensate the Company for first-year underwriting and other start-up expenses incurred in connection with the Certificate. These expenses include the cost of processing enrollment forms, conducting medical examinations, determining insurability and the Insured's Underwriting Class, and establishing Certificate records. The Company does not expect to derive a profit from these charges.

MONTHLY SEPARATE ACCOUNT ADMINISTRATIVE CHARGE

The Company can make an administrative charge on an annual basis of up to 0.25% of the Certificate Value in each Sub-Account. The duration of this charge can be for up to 10 years. This charge is designed to reimburse the Company for the costs of administering the Separate Account and Sub-Accounts. The charge is not expected to be a source of profit. The administrative expenses assumed by the Company in connection with the Separate Account and Sub-Accounts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expenses of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

MONTHLY MORTALITY AND EXPENSE RISK CHARGE

The Company can make a mortality and expense risk charge on an annual basis of up to 0.90% of the Certificate Value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Certificates. The total charges may be different between groups and increased or decreased within a group, subject to compliance with applicable state and federal requirements, but may not exceed 0.90% on an annual basis.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company will, therefore, pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Certificates will exceed the amounts realized from the administrative charges provided in the Certificates. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

WHAT CHARGES ARE MADE AGAINST OR REFLECTED IN THE ASSETS OF THE SEPARATE
ACCOUNT?

Because the Sub-Accounts purchase shares of the Underlying Investment Companies, the value of the Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Investment Companies. The prospectuses and Statements of Additional Information of the Underlying Funds contain additional information concerning such fees and expenses.

No charges are currently made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See FEDERAL TAX CONSIDERATIONS. The imposition of such taxes would result in a reduction of the Certificate Value in the Sub-Accounts.

HOW IS THE SURRENDER CHARGE CALCULATED?

The Certificate may provide for a contingent surrender charge. A separate surrender charge, described in more detail below, may be calculated upon the issuance of the Certificate and for each increase in the Face Amount. The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Certificate. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Certificate, including agents' commissions, advertising and the printing of the prospectus and sales literature.

A surrender charge may be deducted if you request a full surrender of the Certificate or a decrease in the Face Amount. The duration of the surrender charge may be up to 15 years from the Date of Issue or from the effective date of any increase in the Face Amount. The maximum surrender charge calculated upon issuance of the Certificate is an amount up to the sum of (a) plus (b), where (a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums received up to the Guideline Annual Premium. In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per thousand dollars of initial Face Amount. The maximum surrender charge remains level for up to 24 Certificate months, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately.

MAXIMUM SURRENDER CHARGE DURING FIRST TWO POLICY YEARS -- If you surrender the Certificate during the first two years following the Date of Issue before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge equal $8.50 per thousand dollars of initial Face Amount, as described above, but the deferred sales charge will not exceed 30% (less any premium expense charge not associated with state and local premium taxes) of premiums received, up to one Guideline Annual Premium, plus 9% of premiums received in excess of one Guideline Annual Premium.

SEPARATE SURRENDER CHARGE FOR EACH FACE AMOUNT INCREASE -- A separate surrender charge may apply to and is calculated for each increase in the Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is up to the sum of (a) plus (b), where (a) is up to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums associated with the increase, up to the Guideline Annual Premium for the increase. In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per thousand dollars of increase. As is true for the initial Face Amount, (a) is a deferred administrative charge, and (b) is a deferred sales charge.

The maximum surrender charge for the increase remains level for up to 24 Certificate months, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. During the first two Certificate years following an increase in the Face Amount before making premium payments associated with the increase in the Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of increase in the Face Amount, as described above, but the deferred sales charge imposed will be less than the maximum described above. Upon such a surrender, the deferred sales charge will not exceed 30% (less any premium expense charge not associated with state and local premium taxes) of premiums associated with the increase, up to one Guideline Annual Premium (for the increase), plus 9% of premiums associated with the increase in excess of one Guideline Annual Premium. The premiums associated with the increase are determined as described below. Additional premium payments may not be required to fund a requested increase in the Face Amount.

Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies whereby the Certificate Value will be allocated between the initial Face Amount and the increase. Subsequent premium payments are allocated between the initial Certificate and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase and is equal to $2,000 as a result of the increase. The Certificate Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums would also be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Certificate Value associated with the increase will equal the portion of Certificate Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See the Statement of Additional Information for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Certificate. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount of a Certificate), the surrender charge will be applied in the following order: (1) the most recent increase; (2) the next most recent increases successively; and (3) the initial Face Amount. Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

WHAT CHARGES APPLY TO A PARTIAL WITHDRAWAL?

After the first Certificate year, partial withdrawals of Surrender Value may be made. The minimum withdrawal is $500. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000. A transaction charge which is the smaller of 2% of the amount withdrawn, or $25, will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.

A partial withdrawal charge may also be deducted from Certificate Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Certificate Value on the date the written withdrawal request is received by the Company less the total of any prior withdrawals in that Certificate year which were not subject to the partial withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charge(s) on the date of withdrawal. There will be no partial withdrawal charge if there is no surrender charge on the date of withdrawal (i.e., 15 years have passed from the Date of Issue and from the effective date of any increase in the Face Amount).

This right is not cumulative from Certificate year to Certificate year. For example, if only 8% of Certificate Value was withdrawn in Certificate year two, the amount you could withdraw in subsequent Certificate years would not be increased by the amount you did not withdraw in the second Certificate year.

The Certificate's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted, by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

     - first, the surrender charge for the most recent increase in the Face Amount; then

     - the surrender charge for the next most recent increases successively; then

     - the surrender charge for the initial Face Amount.

WHAT ARE THE TRANSFER CHARGES?

The first twelve transfers in a Certificate year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it will never exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Certificate year.

You may have automatic transfers of at least $100 made on a periodic basis, every 1, 2 or 3 months (a) from the Sub-Accounts which invest in the AIT Money Market Fund and AIT Government Bond Fund, respectively, to one or more of the other Sub-Accounts, or (b) to reallocate Certificate Value among the Sub-Accounts. The first automatic transfer counts as one transfer towards the twelve free transfers allowed in each Certificate year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge.

If you utilize the Conversion Privilege, Loan Privilege, or reallocate Certificate Value within 20 days of the Date of Issue of the Certificate, any resulting transfer of Certificate Value from the Sub-Accounts to the General Account will be free of charge, and in addition to the twelve free transfers in a Certificate year. See THE CERTIFICATE -- "Conversion Privileges" and CERTIFICATE LOANS.

WHAT IS THE CHARGE FOR CHANGES IN THE FACE AMOUNT?

For each increase or decrease in the Face Amount you request, a transaction charge of $2.50 per $1,000 of increase or decrease, to a maximum of $40, may be deducted from the Certificate Value to reimburse the Company for administrative costs associated with the change. This charge is guaranteed not to increase, and the Company does not expect to make a profit on this charge.

ARE THERE ANY OTHER ADMINISTRATIVE CHARGES?

The Company reserves the right to impose a charge (not to exceed $25) for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Certificate, on loans, withdrawals, or surrenders, on Death Benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely, and possibly retroactively, affect the taxation of the Certificates. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

It should be recognized that the following summary of federal income tax aspects of amounts received under the Certificates is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Certificate Owner is a corporation or the trustee of an employee benefit plan. A qualified tax adviser should always be consulted with regard to the enrollment form of law to individual circumstances.

HOW ARE THE COMPANY AND THE SEPARATE ACCOUNT TAXED?

The Company is taxed as a life insurance company under Subchapter L of the Code and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the Separate Account. Based on this, no charge is made for federal income taxes which may be attributable to the Separate Account.

Periodically, the Company will review the question of a charge to the Separate Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company ultimately is determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the Separate Account.

Under current laws the Company also may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the Separate Account.

HOW ARE THE CERTIFICATES TAXED?

The Company believes that the Certificates described in this Prospectus will be considered life insurance contracts under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the Certificate Value to the Insurance Amount at Risk. As a result, the Death Proceeds are excludable from the gross income of the Beneficiary. Moreover, any increase in Certificate Value is not taxable until received by the Certificate Owner or the Certificate Owner's designee.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Death Benefit Option, change in the Face Amount, lapse with Certificate loan outstanding, or assignment of the Certificate may have tax consequences. In particular, under specified conditions, a distribution under the Certificate during the first 15 years from Date of Issue that reduces future benefits under the Certificate will be taxed to the Certificate Owner as ordinary income to the extent of any investment earnings in the Certificate. Federal, state and local income, estate, inheritance and other tax consequences of ownership or receipt of Certificate proceeds depend on the circumstances of each Insured, Certificate Owner, or Beneficiary.

If you surrender the Certificate, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premiums paid for the Certificate minus any amounts previously received from the Certificate if such amounts were properly excluded from your gross income. Certificate loans are generally not treated as taxable distributions. Interest paid on a Certificate loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the


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investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Certificate may result in a taxable distribution before the investment in the contract is recovered. Withdrawals and loans from modified endowment contracts are subject to less favorable tax treatment. For an additional discussion of modified endowment contracts, please see WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?, below.

If the Death Benefit is not received in a lump sum but is instead applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the Beneficiary's income.

If you are Owner and Insured under the Certificate, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Certificate, the Death Benefit will also be included in the Insured's gross estate. Examples of incidents of ownership include the right to:

    - change beneficiaries,
    - assign the Certificate,
    - revoke an assignment,
    - pledge the Certificate, or
    - obtain a Certificate loan.

If you are Owner and Insured under the Certificate, and you transfer all incidents of ownership in the Certificate, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Certificate or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.

The Certificate may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Certificate in any of these arrangements, you should consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

HOW ARE CERTIFICATE LOANS TAXED?

The Company believes that non-preferred loans received under a Certificate will be treated as indebtedness of the Certificate Owner for federal income tax purposes. Under current law, these loans will not constitute income for the Certificate Owner while the Certificate is in force. See "Modified Endowment Contracts." However, there is a risk that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether a loan with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event pertinent IRS guidelines are issued in the future, you may convert your preferred loan to a non-preferred loan. However, it is possible that, notwithstanding the conversion, some or all of the loan could be treated as a taxable withdrawal from the Certificate.

Section 264 of the Code restricts the deduction of interest on policy or certificate loans. Consumer interest paid on policy or certificate loans under an individually owned policy or certificate is not tax deductible. Generally, no tax deduction for interest is allowed on policy or certificate loans, if the insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any business-owned policies or certificates covering officers or 20-percent owners, up to a maximum equal to the greater of (1) five individuals, or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation, or
(b) 20 individuals.

WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?

The Technical and Miscellaneous Revenue Act of 1988 ("1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the 1988 Act, any life insurance certificate, including a Certificate offered by this Prospectus, that fails to satisfy a "seven-pay" test is considered a modified endowment contract. A certificate fails to satisfy the seven-pay test if the cumulative premiums paid under the certificate at any time during the first seven certificate years, or within seven years of a material change in the certificate, exceed the sum of the net level premiums that would have been paid, had the certificate provided for paid-up future benefits after the payment of seven level annual premiums. In addition, if benefits are reduced at anytime during the life of the Certificate, there may be adverse tax consequences. Please consult your tax adviser.

If the Certificate is considered a modified endowment contract, all distributions under the Certificate will be taxed on an "income-first" basis. Most distributions received by a Certificate Owner directly or indirectly (including loans, withdrawals, partial surrenders, or the assignment or pledge of any portion of the value of the Certificate) will be includible in gross income to the extent that the cash Surrender Value of the Certificate exceeds the Certificate Owner's investment in the contract. Any additional amounts will be treated as a return of capital to the extent of the Certificate Owner's basis in the Certificate. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same Certificate Owner during any calendar period will be treated as a single modified endowment contract in determining taxable distributions.

Currently, each Certificate is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Certificate does not satisfy the seven-pay test, the Company will notify the Certificate Owner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Certificate anniversary, or the Certificate will be permanently classified as a modified endowment contract.

WHAT ARE THE DIVERSIFICATION REQUIREMENTS FOR THE SEPARATE ACCOUNT?

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance policy for tax purposes. Although the Company does not have control over the investments of the Funds, the Company believes that the Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Certificate owners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Certificate may need to be modified to comply with such regulations. For these reasons, the Certificate or the Company's administrative rules may be modified as necessary to prevent a Certificate owner from being considered the owner of the assets of the Separate Account.

CAN I BE CONSIDERED THE OWNER OF THE SEPARATE ACCOUNT ASSETS FOR TAX PURPOSES?

The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause an investor to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Sub-Account investments without being treated as owners of the underlying assets of the Separate Account.

Your rights under this Certificate are different than those described by the IRS in rulings in which it found that contract owners were not owners of Separate Account assets. For example, you have the choice to allocate Premiums and Certificate Values among more investment options. In addition, you may be able to transfer among investment options more frequently than in such rulings. These differences could result in you being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. The Company does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your contract. We reserve the right to modify the Certificate as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However we make no guarantee that such modification to the Certificate will be successful.

                                OTHER INFORMATION

ARE THERE OTHER IMPORTANT CERTIFICATE PROVISIONS?

The following Policy provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations and insurance regulatory agencies in those states.

CERTIFICATE OWNER

The Certificate Owner is the Insured unless another Certificate Owner has been named in the enrollment form or the Certificate. The Certificate Owner is generally entitled to exercise all rights under the Certificate while the Insured is alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insured may be required when the Face Amount of insurance is increased.

BENEFICIARY

The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the Insured's death. Unless otherwise stated in the Certificate, the Beneficiary has no rights in the Certificate before the death of the Insured. While the Insured is alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Certificate Owner (or the Certificate Owner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionately.

INCONTESTABILITY

The Company will not contest the validity of a Certificate after it has been in force during the Insured's lifetime for two years from the Date of Issue. The Company will not contest the validity of any rider or any increase in the Face Amount after such rider or increase has been in force during the Insured's lifetime for two years from its effective date.

SUICIDE

The Death Proceeds will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Certificate, without interest, less any outstanding Debt and less any partial withdrawals. If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in the Death Benefit, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

AGE

If the Insured's Age as stated in the enrollment form for the Certificate is not correct, benefits under the Certificate will be adjusted to reflect the correct Age, if death occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age. In no event will the Death Benefit be reduced to less than the Minimum Death Benefit.

ASSIGNMENT

The Certificate Owner may assign a Certificate as collateral or make an absolute assignment of the Certificate. All rights under the Certificate will be transferred to the extent of the assignee's interest. The Consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Certificate. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Principal Office. When recorded, the assignment will take effect as of the date the Written Request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

CAN THE COMPANY DELAY PAYMENTS TO ME?

Payments of any amount due from the Separate Account upon surrender, partial withdrawals, or death of the Insured, as well as payments of a Certificate loan and transfers may be postponed whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. Payments under the Certificate of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal, or death of the Insured, as well as payments of Certificate loans and transfers from the General Account, for a period not to exceed six months.

DO I HAVE ANY VOTING RIGHTS?

To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Certificate Owners with Certificate Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Certificates, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund, together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions received from all persons with an interest in such Sub-Account furnishing instructions to the Company. The Company will also vote shares held in the Separate Account that it owns and which are not attributable to Certificates in the same proportion.

The number of votes which a Certificate Owner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing each Certificate Owner's Certificate Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund in which the assets of the Sub-Account are invested.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the Fund shares be voted so as (1) to cause a change in the subclassification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, the Company may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Certificate Owners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Certificate Owners.

WHAT REPORTS WILL I RECEIVE CONCERNING MY CERTIFICATE?

The Company will maintain the records relating to the Separate Account. Statements of significant transactions such as premium payments, changes in specified Face Amount, changes in Sum Insured Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement will be sent to you promptly. An annual statement also will be sent to you.. The annual statement will summarize all of the above transactions and deductions of charges during the Policy year. It also will set forth the status of the Death Proceeds, Policy Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Policy loan(s). The Owner should review the information in all statements carefully.

All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement. In addition, you will be sent periodic reports containing financial statements and other information for the Separate Account and the Underlying Funds as required by the 1940 Act.

ARE THERE ANY PENDING LEGAL PROCEEDINGS INVOLVING THE SEPARATE ACCOUNT?

There are no legal proceedings pending to which the Separate Account is a party, or to which the assets of the Separate Account are subject. The Company and Allmerica Investments, Inc. are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Separate Account.

MAY THE COMPANY ADD, DELETE OR SUBSTITUTE FUNDS?

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if, in the Company's judgment, further investment in any Underlying Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Certificate interest in a Sub-Account without notice to the Certificate Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Separate Account may, to the extent permitted by law, purchase other securities for other certificates or permit a conversion between certificates upon request by a Certificate Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares corresponding to a new Underlying Fund, or in shares of another investment company having a specified investment objective.

Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Certificate Owners on a basis to be determined by the Company.

If any of these substitutions or changes are made, the Company may, by appropriate endorsement change, the Certificate to reflect the substitution or change and will notify Certificate Owners of all such changes. If the Company deems it to be in the best interest of Certificate Owners, and subject to any approvals that may be required under applicable law, the Separate Account or any Sub-Accounts may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

WHAT IS MIXED AND SHARED FUNDING?

Shares of the Funds of the Trust are also issued to separate accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of Underlying Funds are also issued to variable annuity and variable life separate accounts of other unaffiliated insurance companies ("mixed and shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life contract owners or variable annuity contract owners. Although the Company and the Underlying Investment Companies do not currently foresee any such disadvantages to either variable life insurance contract owners or variable annuity contract owners, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts between such contract owners and to determine what action, if any, should be taken in response thereto. If the Trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

WHO ARE THE INDEPENDENT ACCOUNTANTS OF THE COMPANY?

PricewaterhouseCoopers LLP are the Company's Independent Accounts..

The financial statements of the Company as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002, and the financial statements of VEL II Account of the Company as of December 31, 2002 and for the periods indicated, included in the Statement of Additonal Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of the Company included herein should be considered only as bearing on the ability of the

Company to meet its obligations under the Policy.

WHERE CAN I FIND THE FINANCIAL STATEMENTS OF THE COMPANY AND THE SEPARATE
ACCOUNT?

Financial Statements for the Company and for the Separate Account are included in the Statement of Additional Information. The financial statements of the Company should be considered only as a bearing on our ability to meet our obligations under the Policy. They should not be considered as a bearing on the investment performance of the assets held in the Separate Account.

                               THE GENERAL ACCOUNT

As discussed earlier, you may allocate Net Premiums and transfer Certificate Value to the General Account. Because of exemption and exclusionary provisions in the securities law, any amount in the General Account is not generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the disclosures in this Section have not been reviewed by the SEC. Disclosures regarding the fixed portion of the Certificate and the General Account may, however, be subject to certain generally applicable provisions of the Federal Securities Laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any separate account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the General Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account.

GENERAL ACCOUNT VALUES AND POLICY LOANS

The Company bears the full investment risk for amounts allocated to the General Account, and guarantees that interest credited to each Certificate Owner's Certificate Value in the General Account will be at an effective annual yield of 4.0% ("Guaranteed Minimum Rate") compounded daily.

The Company may, AT ITS SOLE DISCRETION, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of the Guaranteed Minimum Rate, and might not do so. However, the excess interest rate, if any, in effect on the date a premium is received at the Principal Office is guaranteed on that premium for one year, unless the Certificate Value associated with the premium becomes security for a Certificate loan. AFTER SUCH INITIAL ONE-YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE CERTIFICATE VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE CERTIFICATE OWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.

Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Certificate Value which is equal to Debt. However, such Certificate Value will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Processing Date, the Certificate Value in the General Account will be the amount of the Net Premiums allocated or Certificate Value transferred to the General Account, plus interest at the Guaranteed Minimum Rate, plus any excess interest which the Company credits, less the sum of all Certificate charges allocable to the General Account and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.

Certificate loans may also be made from the Certificate Value in the General Account.

Transfers, surrenders, partial withdrawals, Death Proceeds and Certificate loans payable from the General Account may be delayed up to six months. However, if payment is delayed for 30 days or more, the Company will pay interest at least equal to an effective annual yield of 3% for the period of deferment. Amounts from the General Account used to pay premiums on policies with the Company will not be delayed.

THE CERTIFICATE

This Prospectus describes certificates issued under a flexible premium variable life insurance Certificate, and is generally intended to serve as a disclosure document only for the aspects of the Certificate relating to the Separate Account. For complete details regarding the General Account, see the Certificate itself.

TRANSFERS, SURRENDERS, AND PARTIAL WITHDRAWALS

If a Certificate is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge, as applicable, may be imposed if such event occurs before the Certificate, or an increase in the Face Amount, has been in force for 15 Certificate years. In the event of a decrease in the Face Amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Certificate. Partial withdrawals are made on a last-in/first-out basis from Certificate Value allocated to the General Account. This means that the last payments allocated to General Account will be withdrawn first.

The first twelve transfers in a Certificate year are free of charge. Thereafter, a $10 transfer charge will be deducted for each transfer in that Certificate year. The transfer privilege is subject to the consent of the Company and to the Company's then current rules.

                            GLOSSARY OF SPECIAL TERMS

AGE: The Insured's age as of the nearest birthday measured from a Certificate anniversary.

BENEFICIARY: The person(s) designated by the owner of the Certificate to receive the insurance proceeds upon the death of the Insured.

CERTIFICATE CHANGE: Any change in the Face Amount, the addition or deletion of a rider, or a change in the Death Benefit Option.

CERTIFICATE OWNER: The persons or entity entitled to exercise the rights and privileges under the certificate.

CERTIFICATE VALUE: The total amount available for investment under a Certificate at any time. It is equal to the sum of (a) the value of the Units credited to a Certificate in the Sub-Accounts, and (b) the accumulation in the General Account credited to that Certificate.

COMPANY: Unless otherwise specified, any reference to "We," "our," "us," and "the Company" refers to First Allmerica Financial Life Insurance Company for contracts issued in New York and to Allmerica Financial Life Insurance and Annuity Company for contracts issued in all other jurisdictions.

DATE OF ISSUE: The date set forth in the Certificate used to determine the Monthly Processing Date, Certificate months, Certificate years, and Certificate anniversaries.

DEATH BENEFIT: The amount payable upon the death of the Insured, before the Final Premium Payment Date, prior to deductions for Debt outstanding at the time of the Insured's death, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid Monthly Deductions. The amount of the Death Benefit will depend on the Death Benefit Option chosen, but will always be at least equal to the Face Amount.

DEATH PROCEEDS: Prior to the Final Premium Payment Date, the Death Proceeds equal the amount calculated under the applicable Death Benefit Option, less Debt outstanding at the time of the Insured's death, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate.

DEBT: All unpaid Certificate loans plus interest due or accrued on such loans.

DELIVERY RECEIPT: An acknowledgment, signed by the Certificate Owner and returned to the Principal Office, that the Certificate Owner has received the Certificate and the Notice of Withdrawal Rights.

EVIDENCE OF INSURABILITY: Information, satisfactory to the Company, that is used to determine the Insured's Underwriting Class.

FACE AMOUNT: The amount of insurance coverage applied for. The Face Amount of each Certificate is set forth in the specifications pages of the Certificate.

FINAL PREMIUM PAYMENT DATE: The Certificate anniversary nearest the Insured's 95th birthday. The Final Premium Payment Date is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Certificate. The Net Death Benefit may be different before and after the Final Payment Date. See DEATH PROCEEDS.

GENERAL ACCOUNT: All the assets of the Company other than those held in a Separate Account.

GUIDELINE ANNUAL PREMIUM: The annual amount of premium that would be payable through the Final Premium Payment Date for the specified Death Benefit, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex Certificates), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Certificate and any Certificate riders. The Death Benefit Option 1 Guideline Annual Premium is used when calculating the maximum surrender charge.

GUIDELINE MINIMUM DEATH BENEFIT: The Guideline Minimum Death Benefit required to qualify the Certificate as "life insurance" under federal tax laws. The Guideline Minimum Death Benefit varies by Age. It is calculated by multiplying the Certificate Value by a percentage determined by the Insured's Age.

The percentage factor is a percentage that, when multiplied by the Certificate Value, determines the Guideline Minimum death benefit required under federal tax laws. If Option 3 is in effect, the percentage factor is based on the Insured's attained age, sex, risk classification, as set forth in the Certificate. For both the Option 1 and the Option 2, the percentage factor is based on the Insured's attained age, as set forth in GUIDELINE MINIMUM DEATH BENEFIT TABLE in DEATH PROCEEDS -- "GUIDELINE MINIMUM DEATH BENEFIT UNDER OPTION 1 AND OPTION 2."

INSURANCE AMOUNT AT RISK: The Death Benefit less the Certificate Value.

ISSUANCE AND ACCEPTANCE: The date the Company mails the Certificate if the enrollment form is approved with no changes requiring your consent; otherwise, the date the Company receives your written consent to any changes.

LOAN VALUE: The maximum amount that may be borrowed under the Certificate.

MONTHLY DEDUCTION: Charges deducted monthly from the Certificate Value prior to the Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by rider, the monthly Certificate administrative charge, the monthly Separate Account administrative charge and the monthly mortality and expense risk charge.

MONTHLY DEDUCTION SUB-ACCOUNT: A Sub-Account of the Separate Account to which the payor that you name under the Payor Option may allocate Net Premiums to pay all or a portion of the insurance charges and administrative charges. The Monthly Deduction Sub-Account is currently the Sub-Account which invests in the Money Market Fund of Allmerica Investment Trust.

MONTHLY PROCESSING DATE: The date on which the Monthly Deduction is deducted from Certificate Value.

NET PREMIUM: An amount equal to the premium less any premium expense charge.

PAID-UP INSURANCE: Life insurance coverage for the life of the Insured, with no further premiums due.

PRINCIPAL OFFICE: The Company's office, located at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: In certain circumstances, you may specify from which Sub-Account certain deductions will be made or to which Sub-Account Certificate Value will be allocated. If you do not, the Company will allocate the deduction or Certificate Value among the General Account and the Sub-Accounts, excluding the Monthly Deduction Sub-Account, in the same proportion that the Certificate Value in the General Account and the Certificate Value in each Sub-Account bear to the total Certificate Value on the date of deduction or allocation.

SEPARATE ACCOUNT: A separate account consists of assets segregated from the Company's other assets. The investment performance of the assets of each separate account is determined separately from the other assets of the Company. The assets of a separate account which are equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct. In this prospectus, Separate Account refers to the Group VEL Account of First Allmerica (for policies issued in New York) and to the Group VEL Account of Allmerica Financial (for policies issued in all other jurisdictions).

SUB-ACCOUNT: A subdivision of the Group VEL Account. Each Sub-Account invests exclusively in the shares of a corresponding Underlying Fund.

SURRENDER VALUE: The amount payable upon a full surrender of the Certificate. It is the Certificate Value, less any Debt and any surrender charges.

UNDERLYING FUNDS ("FUNDS"): The investment portfolios of Allmerica Investment Trust ("AIT"), Alliance Variable Products Series Fund, Inc. ("Alliance"), Delaware VIP Trust ("Delaware VIP"), Fidelity Variable Insurance Products Fund ("Fidelity VIP") and Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), Janus Aspen Series ("Janus *"), PIMCO Variable Insurance Trust
("PIMCO"), T. Rowe Price International Series, Inc. ("T. Rowe Price"), and The Universal Institutional Funds, Inc. ("UIF") (formerly Morgan Stanley Dean Witter Universal Funds, Inc.), which are available under the Certificates.

UNDERWRITING CLASS: The risk classification that the Company assigns the Insured based on the information in the enrollment form and any other Evidence of Insurability considered by the Company. The Insured's Underwriting Class will affect the cost of insurance charge and the amount of premium required to keep the Certificate in force.

UNIT: A measure of your interest in a Sub-Account.

VALUATION DATE: A day on which the net asset value of the shares of any of the Underlying Funds is determined and Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Certificate is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be materially affected.

VALUATION PERIOD: The interval between two consecutive Valuation Dates.

WRITTEN REQUEST: A request by the Certificate Owner, in writing, satisfactory to the Company.

YOU OR YOUR: The Certificate Owner, as shown in the enrollment form or the latest change filed with the Company.

                                  (BACK COVER)

- THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") INCLUDES ADDITIONAL INFORMATION ABOUT THE GROUP VEL ACCOUNT OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY AND THE GROUP VEL ACCOUNT OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY. THE SAI IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING TOLL-FREE 800- 533-7881

- IF YOU OWN A CERTIFICATE AND WOULD LIKE MORE INFORMATION OR FOR A PERSONALIZED ILLUSTRATIONS OF DEATH BENEFITS, CASH SURRENDER VALUES AND CASH VALUES, YOU MAY CALL TOLL-FREE 800- 533-7881

ALL CORRESPONDENCE MAY BE MAILED TO: ALLMERICA LIFE, P.O. BOX 8014, BOSTON, MA 02266-8014.

INFORMATION ABOUT THE GROUP VEL ACCOUNT (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. REPORTS AND OTHER INFORMATION ABOUT THE GROUP VEL ACCOUNT ARE AVAILABLE ON THE COMMISSION'S INTERNET SITE AT http://www.sec.gov. COPIES OF THIS INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE, BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, 450 FIFTH STREET, NW, WASHINGTON, DC 20549-0102.

Group VEL Account of First Allmerica Financial Life Insurance Company File No. 811-7663/333-06383

Group VEL Account of Allmerica Financial Life Insurance and Annuity Company File No. 811-8704/33-82658

                                GROUP VEL ACCOUNT
                                       OF
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY


                                GROUP VEL ACCOUNT
                                       OF
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY


                       STATEMENT OF ADDITIONAL INFORMATION


                    GROUP VARIABLE LIFE INSURANCE POLICY WITH
        INDIVIDUAL FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE CERTIFICATES


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. . IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 2003 ("THE PROSPECTUS") FOR THE GROUP VARIABLE LIFE INSURANCE POLICY WITH INDIVIDUAL FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE CERTIFICATES FUNDED BY THE GROUP VEL ACCOUNT OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY AND BY THE GROUP VEL ACCOUNT II OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY. THE PROSPECTUS MAY BE OBTAINED FROM CLIENT SERVICES, ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653, TELEPHONE 1-800-__________


                            DATED __________ 1, 2003


Group VEL Account

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY

SERVICES

         SERVICE PROVIDERS
         OTHER SERVICE ARRANGEMENTS

UNDERWRITERS AND DISTRIBUTION

ADDITIONAL INFORMATION ABOUT DEATH PROCEEDS

         GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST
         DEATH BENEFIT OPTIONS
         CHANGE IN DEATH BENEFIT OPTIONS

CALCULATION OF MAXIMUM SURRENDER CHARGES

PERFORMANCE INFORMATION

         PRODUCT PERFORMANCE
         OTHER PERFORMANCE INFORMATION

FINANCIAL STATEMENTS

                         GENERAL INFORMATION AND HISTORY

First Allmerica Financial Life Insurance Company ("First Allmerica"), originally organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, First Allmerica was the immediate parent of Allmerica Financial and a direct subsidiary of Allmerica Financial Corporation ("AFC"). Effective December 31, 2002, Allmerica Financial became a Massachusetts domiciled insurance company and a direct wholly-owned subsidiary of AFC, while First Allmerica became a wholly-owned subsidiary of Allmerica Financial (and thereby became an INDIRECT wholly-owned subsidiary of AFC). Allmerica Financial and First Allmerica are referred to collectively as the " Company." Their principal office is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000.

Allmerica Financial and First Allmerica are subject to the laws of the state of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, they are subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 2001, Allmerica Financial and First Allmerica had over $____ billion in combined assets and over $____ billion in life insurance in force.

The Group VEL Account of Allmerica Financial is a separate investment account established on August 10, 1994, as authorized by vote of its Board of Directors on January 21, 1993. The Group VEL Account of First Allmerica is a separate investment account established on November 11, 1997, as authorized by vote of the Board of Directors First Allmerica on August 20, 1991. The Group VEL Account of Allmerica Financial and the Group VEL Account of First Allmerica are referred to collectively as the "Separate Account." Each meets the definition of "separate account" under federal securities laws, and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). This registration does not involve SEC supervision of the management or investment practices or policies of the Separate Account or of the Company. We reserve the right, subject to law, to change the names of the Separate Account and the sub-accounts.

Several Sub-Accounts of the Separate Account are available under the Group VEL policy and Certificates (collectively, the "Contract" unless the context requires otherwise.). Each Sub-Account invests in a corresponding investment portfolio:

ALLMERICA INVESTMENT TRUST (SERVICE SHARES)       FIDELITY VARIABLE INSURANCE PRODUCTS FUND
AIT Core Equity Fund                              Fidelity VIP Equity-Income Portfolio
AIT Equity Index Fund                             Fidelity VIP Growth Portfolio
AIT Government Bond Fund                          Fidelity VIP High Income Portfolio
AIT Money Market Fund                             Fidelity VIP Overseas Portfolio
AIT Select Aggressive Growth Fund
AIT Select Capital Appreciation Fund              FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
AIT Select Emerging Markets Fund                  Fidelity VIP II Asset Manager Portfolio
AIT Select Growth and Income Fund                 Fidelity VIP II Contrafund(R) Portfolio
AIT Select Growth Fund                            Fidelity VIP II Index 500 Portfolio
AIT Select International Equity Fund
AIT Select Investment Grade Income Fund           JANUS ASPEN SERIES (SERVICE SHARES)
AIT Select Strategic Growth Fund                  Janus Aspen Aggressive Growth Portfolio
AIT Select Strategic Income Fund                  Janus Aspen Worldwide Growth Portfolio
AIT Select Value Opportunity Fund

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.      PIMCO VARIABLE INSURANCE TRUST
(CLASS B)                                         PVIT Total Return Portfolio II
Alliance Premier Growth Portfolio

DELAWARE VIP TRUST                                T. ROWE PRICE INTERNATIONAL SERIES, INC.
Delaware VIP International Value Equity Series    T. Rowe Price International Stock Portfolio

                                                  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                                  UIF Core Plus Fixed Income Portfolio
                                                  UIF Technology Portfolio

                                    SERVICES

SERVICE PROVIDERS

CUSTODIAN OF SECURITIES. Allmerica Financial serves as custodian of the assets of the Group VEL Account of Allmerica Financial, and First Allmerica serves as custodian of the assets of the Group VEL Account of First Allmerica. Underlying Fund shares owned by the Sub-Accounts are held on an open account basis. The Company's ownership of Underlying Fund shares is reflected on the records of the Underlying Fund and is not represented by any transferable stock certificates.

AUDITING SERVICES. The financial statements of Allmerica Financial as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002, and the financial statements of the Group VEL Account of Allmerica Financial as of December 31, 2002 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of First Allmerica as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002, and the financial statements of the Group VEL Account of First Allmerica as of December 31, 2002 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP is located at 160 Federal Street, Boston MA 02110.

MAIL ROOM SERVICES. Boston Financial Data Services, Inc. with principal offices at 2 Heritage Drive, North Quincy, Massachusetts 02171, provides mailroom service facilities and lockbox services to the Company.

OTHER SERVICE ARRANGEMENTS

We may enter into certain arrangements under which we (or our affiliates) are compensated by the investment advisers, distributors and/or affiliates of the underlying funds for the distribution and/or administrative services which we provide to the underlying funds. The amount of the compensation usually is based on the aggregate net asset value of assets held in the separate account of the Company that are invested in an underlying funds The amounts we receive under these arrangements currently range from 0.10% to 0.40%.

                          UNDERWRITERS AND DISTRIBUTION

VeraVest Investments, Inc. ("VeraVest"; formerly Allmerica Investments, Inc.), a wholly-owned subsidiary of the Company, acts as the principal underwriter of the Policy and Certificates pursuant to a Sales and Administrative Services Agreement with the Company and the Separate Account. VeraVest is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The Policy and Certificates were sold by agents of the Company who are registered representatives of VeraVest or of independent broker-dealers. The Company has stopped issuing new Policies, and issues new Certificates only in connection with existing Policies.

The Company pays commissions to broker-dealers and registered representatives which sell the Certificates based on a commission schedule. After issuance of a Certificate or an increase in Face Amount, commissions may be up to 25% of the first-year premiums up to a basic premium amount established by the Company. Thereafter, commissions may be up to 10% of any additional premiums. Alternative compensation schedules, which may include ongoing annual compensation of up to 0.50% of Certificate Value, are available based on premium payments and the level of enrollment and ongoing administrative services provided to participants and benefit plans by the broker-dealer or registered representative.

Certain registered representatives, including registered representatives enrolled in the Company's training program for new agents, may receive additional first-year and renewal commissions and training reimbursements. General Agents of the Company and certain registered representatives may also be eligible to receive expense reimbursements based on the amount of earned commissions. General Agents may also receive overriding commissions, which will not exceed 2.5% of first-year, or 4% of renewal premiums. To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales related criteria. Other payments may be made for other services that do not directly involve the sales of the Certificates. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

The Company intends to recoup the commission and other sales expenses through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges through a portion of the premium expense charge, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to the Certificate Owners or to the Separate Account. Any surrender charge assessed on a Certificate will be retained by the Company except for amounts it may pay to Allmerica Investments, Inc. for services it performs and expenses it may incur as principal underwriter and general distributor.

The aggregate amounts of commissions paid to VeraVest Investments for sales of all policies funded by the Group VEL Account of Allmerica Financial for the years 2000, 2001, and 2002 were $________________, $________________, and
$________________. The aggregate amounts of commissions paid to VeraVest Investments for sales of all policies funded by the Group VEL Account of First Allmerica for the years 2000, 2001, and 2002 were $________________,
$________________, and $________________. No commissions were retained by
Allmerica Investments for sales of all contracts funded by the Group VEL Account (including contracts not described in the Prospectus) for the years 2000, 2001, and 2002

                   ADDITIONAL INFORMATION ABOUT DEATH PROCEEDS

As long as the Certificate remains in force upon due proof of the Insured's death, the Company will pay the Death Proceeds of the Policy to the named Beneficiary. The Company normally will pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the Policy.

The Death Proceeds payable depend on the current Face Amount and the Death Benefit Option that is in effect on the date of death. Prior to the Final Premium Payment Date, the Death Proceeds are: (a) the Death Benefit provided under Option 1, Option 2, or Option 3, whichever is in effect on the date of death; plus (b) any additional insurance on the Insured's life that is provided by rider; minus (c) any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Certificate month in which the Insured dies. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate. The amount of Death Proceeds payable will be determined as of the date the Company receives due proof of the Insured's death for Option 2 and date of death for Options 1 and 3.

GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

Federal tax law requires a Guideline Minimum Death Benefit in relation to cash value for a Certificate to qualify as life insurance. Under current federal tax law, either the Guideline Premium test or the Cash Value Accumulation test can be used to determine if the Certificate complies with the definition of "life insurance" in Section 7702 of the Code. At the time of application, the Employer may elect either of the tests.

The Guideline Premium test limits the amount of premiums payable under a Certificate to a certain amount for an insured of a particular age and sex. Under the Guideline Premium test, the Certificate Owner may choose between Death Benefit Option 1 and Option 2, as described below. After issuance of the Certificate, the Certificate Owner may change the selection from Option 1 to Option 2 or vice versa. The Cash Value Accumulation test requires that the Death Benefit must be sufficient so that the cash Surrender Value, as defined in
Section 7702, does not at any time exceed the net single premium required to fund the future benefits under the Certificate. In the event the maximum premium limit applies, we reserve the right to obtain evidence of insurability which is satisfactory to us as a condition to accepting excess premium. If the Cash Value Accumulation test is chosen by the employer, ONLY Death Benefit Option 3 will apply. Death Benefits Option 1 and Option 2 are NOT available under the Cash Value Accumulation test.

There are two main differences between the Guideline Premium test and the Cash Value Accumulation test. First, the Guideline Premium test limits the amount of premium that may be paid into a Certificate, while no such limits apply under the Cash Value Accumulation test. Second, the factors that determine the Guideline Minimum Death Benefit relative to the Certificate Value are different. Required increases in the Guideline Minimum Death Benefit due to growth in Certificate Value will generally be greater under the Cash Value Accumulation test than under the Guideline Premium test.

DEATH BENEFIT OPTIONS

There are three Death Benefit Options available under the Certificate:

OPTION 1 -- LEVEL DEATH BENEFIT

Under Option 1, the Death Benefit is equal to the greater of the Face Amount or the Guideline Minimum Death Benefit, as set forth in the table below. Under Option 1, the Death Benefit will remain level unless the Guideline Minimum Death Benefit is greater than the Face Amount, in which case the Death Benefit will vary as the Certificate Value varies. Option 1 will offer the best opportunity for the Certificate Value under a Certificate to increase without increasing the Death Benefit as quickly as it might under the other options. The Death Benefit will never go below the Face Amount.

OPTION 2 -- ADJUSTABLE DEATH BENEFIT

Under Option 2, the Death Benefit is equal to the greater of the Face Amount plus the Certificate Value or the Guideline Minimum Death Benefit, as set forth in the table below. The Death Benefit will, therefore, vary as the

Certificate Value changes, but will never be less than the Face Amount. Option 2 will offer the best opportunity for the Certificate Owner who would like to have an increasing Death Benefit as early as possible. The Death Benefit will increase whenever there is an increase in the Certificate Value, and will decrease whenever there is a decrease in the Certificate Value, but will never go below the Face Amount.

OPTION 3 -- LEVEL DEATH BENEFIT WITH CASH VALUE ACCUMULATION TEST

Under Option 3, the Death Benefit will equal the Face Amount, unless the Certificate Value, multiplied by the applicable Option 3 Death Benefit Factor, results in a higher Death Benefit. A complete list of Option 3 Death Benefit Factors is set forth in the Certificate. The applicable Death Benefit Factor depends upon the sex, risk classification, and then-attained age of the Insured. The Death Benefit Factor decreases slightly from year to year as the attained age of the Insured increases. Option 3 will offer the best opportunity for the Certificate Owner who is looking for an increasing death benefit in later Certificate years and/or would like to fund the Certificate at the "seven-pay" limit for the full seven years. When the Certificate Value multiplied by the applicable Death Benefit Factor exceeds the Face Amount, the Death Benefit will increase whenever there is an increase in the Certificate Value, and will decrease whenever there is a decrease in the Certificate Value, but will never go below the Face Amount. OPTION 3 MAY NOT BE AVAILABLE IN ALL STATES.

MORE INFORMATION ABOUT DEATH BENEFIT OPTIONS 1 AND 2

If the Guideline Premium Test is chosen by the Employer, the Certificate Owner may choose between Death Benefit Option 1 or Option 2. The Certificate Owner may designate the desired Death Benefit Option in the enrollment form, and may change the option once per Certificate year by Written Request. There is no charge for a change in option.

GUIDELINE MINIMUM DEATH BENEFIT UNDER OPTION 1 AND OPTION 2

The Guideline Minimum Death Benefit under Option 1 or Option 2 is equal to a percentage of the Certificate Value as set forth below. The Guideline Minimum Death Benefit is determined in accordance with the Code regulations to ensure that the Certificate qualifies as a life insurance contract and that the insurance proceeds may be excluded from the gross income of the Beneficiary.

To remain qualified as "life insurance" for federal tax purposes, federal tax law requires that policies have a minimum amount of pure life insurance protection in relation to the size of the Policy Value. The Guideline Minimum Sum Insured is used to determine compliance with this requirement. So long as the Policy qualifies as a life insurance contract, the insurance proceeds will be excluded from the gross income of the Beneficiary.

                      GUIDELINE MINIMUM DEATH BENEFIT TABLE

                             (Option 1 and Option 2)

      AGE OF INSURED                                        PERCENTAGE OF
     ON DATE OF DEATH                                     CERTIFICATE VALUE
     ----------------                                     -----------------
     40 and under                                               250%
     45                                                         215%
     50                                                         185%
     55                                                         150%
     60                                                         130%
     65                                                         120%
     70                                                         115%
     75                                                         105%
     80                                                         105%
     85                                                         105%
     90                                                         105%
     95 and above                                               100%

For the Ages not listed, the progression between the listed Ages is linear.

For any Face Amount, the amount of the Death Benefit and thus the Death Proceeds will be greater under Option 2 than under Option 1, since the Certificate Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. However, the cost of insurance included in the Monthly Deduction will be greater, and thus the rate at which Certificate Value will accumulate will be slower, under Option 2 than under Option 1. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

If you desire to have premium payments and investment performance reflected in the amount of the Death Benefit, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Certificate Value, you should select Option 1.

ILLUSTRATION OF OPTION 1

For purposes of this illustration, assume that the Insured is under the Age of 40, and that there is no outstanding Debt.

Under Option 1, a Certificate with a $50,000 Face Amount will generally have a Death Benefit equal to $50,000. However, because the Death Benefit must be equal to or greater than 250% of Certificate Value, if at any time the Certificate Value exceeds $20,000, the Death Benefit will exceed the $50,000 Face Amount. In this example, each additional dollar of Certificate Value above $20,000 will increase the Death Benefit by $2.50. For example, a Certificate with a Certificate Value of $35,000 will have a Guideline Minimum Death Benefit of $87,500 ($35,000 x 2.50); Certificate Value of $40,000 will produce a Guideline Minimum Death Benefit of $100,000 ($40,000 x 2.50); and Certificate Value of $50,000 will produce a Guideline Minimum Death Benefit of $125,000 ($50,000 x 2.50).

Similarly, if Certificate Value exceeds $20,000, each dollar taken out of Certificate Value will reduce the Death Benefit by $2.50. If, for example, the Certificate Value is reduced from $25,000 to $20,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000. If at any time, however, the Certificate Value multiplied by the applicable percentage is less than the Face Amount, the Death Benefit will equal the Face Amount of the Certificate.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were, for example, 50 (rather than between 0 and 40), the applicable percentage would be 185%. The Death Benefit would not exceed the $50,000 Face Amount unless the Certificate Value exceeded $27,027 (rather than $20,000), and each dollar then added to or taken from Certificate Value would change the Death Benefit by $1.85.

ILLUSTRATION OF OPTION 2

For purposes of this illustration, assume that the Insured is under the Age of 40 and that there is no outstanding Debt.

Under Option 2, a Certificate with a Face Amount of $50,000 will generally produce a Death Benefit of $50,000 plus Certificate Value. For example, a Certificate with Certificate Value of $5,000 will produce a Death Benefit of $55,000 ($50,000 + $5,000); Certificate Value of $10,000 will produce a Death Benefit of $60,000 ($50,000 + $10,000); Certificate Value of $25,000 will produce a Death Benefit of $75,000 ($50,000 + $25,000). However, the Death Benefit must be at least 250% of the Certificate Value. Therefore, if the Certificate Value is greater than $33,333, 250% of that amount will be the Death Benefit, which will be greater than the Face Amount plus Certificate Value. In this example, each additional dollar of Certificate Value above $33,333 will increase the Death Benefit by $2.50. For example, if the Certificate Value is $35,000, the Guideline Minimum Death Benefit will be $87,500 ($35,000 x 2.50); Certificate Value of $40,000 will produce a Guideline Minimum Death Benefit of $100,000 ($40,000 x 2.50); and Certificate Value of $50,000 will produce a Guideline Minimum Death Benefit of $125,000 ($50,000 x 2.50).

Similarly, if Certificate Value exceeds $33,333, each dollar taken out of Certificate Value will reduce the Death Benefit by $2.50. If, for example, the Certificate Value is reduced from $45,000 to $40,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000. If at any time, however, Certificate Value multiplied by the applicable percentage is less than the Face Amount plus Certificate Value, then the Death Benefit will be the current Face Amount plus Certificate Value.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were 50, the Death Benefit must be at least
1.85 times the Certificate Value. The amount of the Death Benefit would be the sum of the Certificate Value plus $50,000 unless the Certificate Value exceeded $58,824 (rather than $33,333). Each dollar added to or subtracted from the Certificate would change the Death Benefit by $1.85.

The Death Benefit under Option 2 will always be the greater of the Face Amount plus Certificate Value or the Certificate Value multiplied by the applicable percentage.

CHANGE IN DEATH BENEFIT OPTION

Generally, if Death Benefit Option 1 or Option 2 is in effect, the Death Benefit Option in effect may be changed once each Certificate year by sending a Written Request for change to the Principal Office. The effective date of any such change will be the Monthly Processing Date on or following the date of receipt of the request. No charges will be imposed on changes in Death Benefit Options. IF OPTION 3 IS IN EFFECT, YOU MAY NOT CHANGE TO EITHER OPTION 1 OR OPTION 2.

If the Death Benefit Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Death Benefit which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Certificate Value on the date of the change). The amount of the Death Benefit will not be altered at the time of the change. However, the change in option will affect the determination of the Death Benefit from that point on, since the Certificate Value will no longer be added to the Face Amount in determining the Death Benefit. The Death Benefit will equal the new Face Amount (or, if higher, the Guideline Minimum Death Benefit). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Certificate Value will, respectively, reduce or increase the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Death Benefit Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and, therefore, the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

If the Death Benefit Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Death Benefit less the Certificate Value on the effective date of the change. This change may not be made if it would result in a Face Amount less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Death Benefit at the time of the change, but will affect the determination of the Death Benefit from that point on. Because the Certificate Value will be added to the new specified Face Amount, the Death Benefit will vary with the Certificate Value. Thus, under Option 2, the Insurance Amount at Risk will always equal the Face Amount unless the Guideline Minimum Death Benefit is in effect. The cost of insurance may also be higher or lower than it otherwise would have been without the change in Death Benefit Option.

A change in Death Benefit Option may result in total premiums paid exceeding the then current maximum premium limitation determined by Internal Revenue Service Rules. In such event, the Company will pay the excess to the Certificate Owner.

                    CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge may be calculated upon issuance of the Certificate and upon each increase in the Face Amount. The maximum surrender charge calculated upon issuance of the Certificate is equal to $8.50 per thousand dollars of the initial Face Amount plus up to 50% (less any premium expense charge not associated with state and local premium taxes) of the Guideline Annual Premium, depending on the group to which the Policy is issued. The maximum surrender charge for an increase in the Face Amount is $8.50 per thousand dollars of increase, plus up to 50% (less any premium expense charge not associated with state and local premium taxes) of the Guideline Annual Premium for the increase. The calculation may be summarized in the following formula:

Maximum Surrender Charge = (8.5 x Face Amount) + (up to 50% x Guideline Annual Premium)
                                  -----------
                                      1000

A further limitation is imposed based on the Standard Nonforfeiture Law of each state. The maximum surrender charges upon issuance of the Certificate and upon each increase in the Face Amount are shown in the following table. During the first two Certificate years following issue or an increase in Face Amount, the actual surrender charge may be less than the maximum. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The maximum surrender charge remains level for up to the first 24 Certificate months, reduces uniformly for the balance of the surrender charge period, and is zero thereafter. The actual surrender charge imposed may be less than the maximum.

The Factors used in calculating the maximum surrender charges vary with the issue Age and Underwriting Class as indicated in the following table.

    AGE AT
   ISSUE OR        UNISEX        UNISEX        UNISEX
   INCREASE       NON-SMOKER     SMOKER      UNI-SMOKER
   --------       ----------     ------      ----------
       0                          14.89        14.37
       1                          14.84        14.31
       2                          15.00        14.44
       3                          15.17        14.58
       4                          15.35        14.73
       5                          15.53        14.88
       6                          15.73        15.05
       7                          15.94        15.23
       8                          16.16        15.41
       9                          16.39        15.61
      10                          16.64        15.82
      11                          16.91        16.05
      12                          17.18        16.28
      13                          17.47        16.52
      14                          17.77        16.77
      15                          18.08        17.02
      16                          18.38        17.28
      17                          18.67        17.54
      18            17.15         18.98        17.80
      19            17.40         19.29        18.07
      20            17.65         19.62        18.35
      21            17.92         19.95        18.64
      22            18.20         20.31        18.95
      23            18.49         20.68        19.27
      24            18.80         21.08        19.61
      25            19.13         21.49        19.97
      26            19.48         21.94        20.35
      27            19.85         22.42        20.75

    AGE AT
   ISSUE OR        UNISEX        UNISEX        UNISEX
   INCREASE       NON-SMOKER     SMOKER      UNI-SMOKER
   --------       ----------     ------      ----------
      28            20.24         22.92        21.18
      29            20.65         23.45        21.63
      30            21.08         24.02        22.11
      31            21.54         24.62        22.61
      32            22.03         25.25        23.15
      33            22.54         25.92        23.71
      34            23.03         26.62        24.30
      35            23.64         27.36        24.92
      36            24.24         28.15        25.57
      37            24.87         28.97        26.26
      38            25.53         29.84        26.99
      39            26.23         30.76        27.75
      40            26.97         31.72        28.55
      41            27.74         32.73        29.39
      42            28.55         33.79        30.27
      43            29.41         34.91        31.19
      44            30.31         36.08        32.17
      45            31.26         37.31        33.19
      46            32.27         38.60        34.27
      47            33.33         39.95        35.40
      48            34.46         41.38        36.59
      49            35.64         42.89        37.86
      50            36.90         44.48        39.19
      51            38.24         46.17        40.60
      52            39.66         47.95        42.10
      53            41.17         49.84        43.68
      54            42.76         51.82        45.36
      55            44.46         53.91        47.12
      56            46.25         56.11        48.98
      57            48.16         56.87        50.95
      58            50.18         56.76        53.03
      59            52.34         56.65        55.24
      60            54.64         56.54        56.71
      61            56.54         56.44        56.59
      62            56.41         56.34        56.47
      63            56.29         56.26        56.36
      64            56.16         56.18        56.25
      65            56.03         56.10        56.13
      66            55.90         56.01        56.00
      67            55.74         55.90        55.85
      68            55.58         55.76        55.70
      69            55.41         55.63        55.53
      70            55.27         55.49        55.37
      71            55.12         55.38        55.22
      72            54.96         55.29        55.10
      73            54.85         55.23        54.99
      74            54.75         55.19        54.89
      75            54.64         55.16        54.80
      76            54.52         55.10        54.69
      77            54.36         55.01        54.53
      78            54.18         54.86        54.35
      79            53.97         54.68        54.14
      80            53.75         54.49        53.91

                                    EXAMPLES

For the purposes of these examples, assume that a unisex, Age 35 non-smoker purchases a $100,000 Certificate. In this example the Guideline Annual Premium ("GAP") equals $1,032.25. The maximum surrender charge is calculated as follows:

    (1)      Deferred Administrative Charge                                      $850.00
             ($8.50/$1,000 of Face Amount)

    (2)      Deferred Sales Charge                                               $516.13
             (50% x GAP)                                                       ---------
                                                                               $1,366.13

         Maximum surrender charge per Table (23.64 x 100)
         $2,364.00

During the first two Certificate years after the Date of Issue, the actual surrender charge is the smaller of the maximum surrender charge and the following sum:

    (1)      Deferred Administrative Charge                                      $850.00
             ($8.50/$1,000 of Face Amount)

    (2)      Deferred Sales Charge                                                Varies
             (not to exceed 30% of premiums received, up to one
             GAP, plus 9% of premiums
             received in excess of one GAP)                           ------------------
                                                                      Sum of (1) and (2)

The maximum surrender charge is $1,366.13. All premiums are associated with the initial Face Amount unless the Face Amount is increased.

EXAMPLE 1:

Assume the Certificate Owner surrenders the Certificate in the 10th Certificate month, having paid total premiums of $900. The actual surrender charge would be $1,120.

EXAMPLE 2:

Assume the Certificate Owner surrenders the Certificate in the 120th Certificate month. Also assume that after the 24th Certificate month, the maximum surrender charge decreases by 1/156 per month, thereby reaching zero at the end of the 15th Certificate year. In this example, the maximum surrender charge would be $525.43.

                             PERFORMANCE INFORMATION

PRODUCT PERFORMANCE

The Certificates were first offered to the public by Allmerica Financial in 1995 and by First Allmerica in 1997. However, we may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence (Table I and Table III), and based on the periods that the Underlying Funds have been in existence (Table II and Table
IV). The results for any period prior to the Certificates being offered will be calculated as if the Policies had been offered during that period of time

The returns in the following tables do not reflect the premium expense charge, the charges that vary with each Certificate because they are based on certain factors that vary with the individual characteristics of the Insured (e.g., the Monthly Deduction and Surrender Charges), and transaction charges. If these charges were deducted, the returns in the tables would have been significantly lower. The tables do not illustrate how investment performance of the underlying funds will affect Certificate values and benefits because they do not reflect deduction of all applicable certificate charges.

In each table, "One-Year Total Return" refers to the total of the income generated by a Sub-Account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 2002. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

OTHER PERFORMANCE INFORMATION

We may compare performance information for a sub-account in reports and promotional literature to:

-    Standard & Poor's 500 Composite Stock Price Index ("S&P 500")

-    Dow Jones Industrial Average ("DJIA")

-    Shearson Lehman Aggregate Bond Index

- Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets

- Other groups of variable life separate accounts or other investment products tracked by Lipper Inc.

- Other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria

-    The Consumer Price Index

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administrative charges, separate account charges and fund management costs and expenses.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Policy owners and prospective Policy owners. These topics may include:

- The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing)

- The advantages and disadvantages of investing in tax-deferred and taxable investments

-    Customer profiles and hypothetical payment and investment scenarios

-    Financial management and tax and retirement planning

- Investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for the financial instruments.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's

Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/heath insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Funds.

                                     TABLE I
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                          AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2002
                         SINCE INCEPTION OF SUB-ACCOUNT

The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT THE TAX EXPENSE CHARGE, MONTHLY CHARGES UNDER THE CERTIFICATE, SURRENDER CHARGES, OR TRANSACTION CHARGES. IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER IN THE TABLE BELOW. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                              SUB-                                TEN YEARS OR
                                                            ACCOUNT                                  LIFE OF
                                                           INCEPTION    ONE-YEAR         5        SUB-ACCOUNT
                                                              DATE    TOTAL RETURN     YEARS       (IF LESS)
----------------------------------------------------------------------------------------------------------------
AIT Core Equity Fund (Service Shares)                       05/01/95
AIT Equity Index Fund (Service Shares)                      05/01/95
AIT Government Bond Fund (Service Shares)                   05/01/95
AIT Money Market Fund (Service Shares)                      05/01/95
AIT Select Aggressive Growth Fund (Service Shares)          05/01/95
AIT Select Capital Appreciation Fund (Service Shares)       05/03/95
AIT Select Emerging Markets Fund (Service Shares)           11/09/98
AIT Select Growth and Income Fund (Service Shares)          05/01/95
AIT Select Growth Fund (Service Shares)                     05/01/95
AIT Select International Equity Fund (Service Shares)       05/01/95
AIT Select Investment Grade Income Fund (Service Shares)    05/01/95
AIT Select Strategic Growth Fund (Service Shares)           03/05/99
AIT Select Strategic Income Fund (Service Shares)             N/A
AIT Select Value Opportunity Fund (Service Shares)          05/01/95
Alliance Growth & Income Portfolio (Class B)                10/02/00
Delaware VIP International Value Equity Series              07/02/96
Fidelity VIP Equity-Income Portfolio                        05/01/95
Fidelity VIP Growth Portfolio                               05/01/95
Fidelity VIP High Income Portfolio                          05/01/95
Fidelity VIP Overseas Portfolio                             05/01/95
Fidelity VIP II Asset Manager Portfolio                     05/01/95
Fidelity VIP II Contrafund(R) Portfolio                     11/02/00
Fidelity VIP II Index 500 Portfolio                         05/25/99
Janus Aspen Aggressive Growth Portfolio (Service Shares)      N/A
Janus Aspen Worldwide Growth Portfolio (Service Shares)       N/A
PVIT Total Return Portfolio II                                N/A
T. Rowe Price International Stock Portfolio                 02/12/96
UIF Core Plus Fixed Income Portfolio                          N/A
UIF Technology Portfolio                                    05/31/00

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. One-year total return and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio of the Underlying Fund in which a Sub-Account invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                    TABLE II
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                    SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2002
                      SINCE INCEPTION OF UNDERLYING FUND(1)

The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE CERTIFICATE OR SURRENDER CHARGES. IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER IN THE TABLE BELOW. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                           UNDERLYING                              TEN YEARS
                                                            PORTFOLIO    ONE-YEAR                 OR LIFE OF
                                                            INCEPTION     TOTAL          5           FUND
                                                              DATE       RETURN        YEARS       (IF LESS)
AIT Core Equity Fund (Service Shares)*                      04/29/85
AIT Equity Index Fund (Service Shares)*                     09/28/90
AIT Government Bond Fund (Service Shares)*                  08/26/91
AIT Money Market Fund (Service Shares)*                     04/29/85
AIT Select Aggressive Growth Fund (Service Shares)*         08/21/92
AIT Select Capital Appreciation Fund (Service Shares)*      04/28/95
AIT Select Emerging Markets Fund (Service Shares)*          02/20/98
AIT Select Growth and Income Fund (Service Shares)*         08/21/92
AIT Select Growth Fund (Service Shares)*                    08/21/92
AIT Select International Equity Fund (Service Shares)*      05/02/94
AIT Select Investment Grade Income Fund (Service Shares)*   04/29/85
AIT Select Strategic Growth Fund (Service Shares)*          02/20/98
AIT Select Strategic Income Fund (Service Shares)*          07/03/00
AIT Select Value Opportunity Fund (Service Shares)*         04/30/93
Alliance Growth & Income Portfolio (Class B)*               01/14/91
Delaware VIP International Value Equity Series              10/29/92
Fidelity VIP Equity-Income Portfolio                        10/09/86
Fidelity VIP Growth Portfolio                               10/09/86
Fidelity VIP High Income Portfolio                          09/19/85
Fidelity VIP Overseas Portfolio                             01/28/87
Fidelity VIP II Asset Manager Portfolio                     09/06/89
Fidelity VIP II Contrafund(R)Portfolio                      01/03/95
Fidelity VIP II Index 500 Portfolio                         08/27/92
Janus Aspen Aggressive Growth Portfolio (Service Shares)*   09/13/93
Janus Aspen Worldwide Growth Portfolio (Service Shares)*    09/13/93
PVIT Total Return Portfolio II                              05/28/99
T. Rowe Price International Stock Portfolio                 03/31/94
UIF Core Plus Fixed Income Portfolio                        01/02/97
UIF Technology Portfolio                                    11/30/99

(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.

* These funds include a charge for 12b-1 fees. For periods beyond the inception date of the Sub-Accounts, these hypothetical performance figures are based upon the historical performance of the non 12b-1 class of shares, but adjusted to reflect the effect of the 12b-1 fee on performance.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT

OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                    TABLE III
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                          AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2002
                         SINCE INCEPTION OF SUB-ACCOUNTS

The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT THE TAX EXPENSE CHARGE, MONTHLY CHARGES UNDER THE CERTIFICATE, SURRENDER CHARGES, OR TRANSACTION CHARGES. IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER IN THE TABLE BELOW. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year and that ALL premiums were allocated to EACH Sub-Account individually

                                                                                                  TEN YEARS OR
                                                          SUB-ACCOUNT                               LIFE OF
                                                           INCEPTION      ONE-YEAR        5       SUB-ACCOUNT
                                                             DATE       TOTAL RETURN    YEARS      (IF LESS)
AIT Core Equity Fund (Service Shares)                      11/13/96
AIT Equity Index Fund (Service Shares)                     11/13/96
AIT Government Bond Fund (Service Shares)                  11/13/96
AIT Money Market Fund (Service Shares)                     11/13/96
AIT Select Aggressive Growth Fund (Service Shares)         11/13/96
AIT Select Capital Appreciation Fund (Service Shares)      11/13/96
AIT Select Emerging Markets Fund (Service Shares)          03/10/00
AIT Select Growth and Income Fund (Service Shares)         11/13/96
AIT Select Growth Fund (Service Shares)                    11/13/96
AIT Select International Equity Fund (Service Shares)      11/13/96
AIT Select Investment Grade Income Fund (Service Shares)   11/13/96
AIT Select Strategic Growth Fund (Service Shares)          03/10/00
AIT Select Strategic Income Fund (Service Shares)            ????
AIT Select Value Opportunity Fund (Service Shares)         11/13/96
Delaware VIP International Value Equity Series             07/02/96
Fidelity VIP Equity-Income Portfolio                       11/13/96
Fidelity VIP Growth Portfolio                              11/13/96
Fidelity VIP High Income Portfolio                         11/13/96
Fidelity VIP Overseas Portfolio                            11/13/96
Fidelity VIP II Asset Manager Portfolio                    11/13/96
Fidelity VIP II Index 500 Portfolio                          ????
Janus Aspen Aggressive Growth Portfolio (Service Shares)     ????
PIMCO Total Return Portfolio II                              ????
T. Rowe Price International Stock Portfolio                03/10/00

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                    TABLE IV
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                    SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2002
                      SINCE INCEPTION OF UNDERLYING FUND(1)

The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE CERTIFICATE OR SURRENDER CHARGES. IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER IN THE TABLE BELOW. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                           UNDERLYING                              TEN YEARS
                                                            PORTFOLIO    ONE-YEAR                 OR LIFE OF
                                                            INCEPTION      TOTAL         5           FUND
                                                              DATE        RETURN       YEARS       (IF LESS)
AIT Core Equity Fund (Service Shares)*                      04/29/85
AIT Equity Index Fund (Service Shares)*                     09/28/90
AIT Government Bond Fund (Service Shares)*                  08/26/91
AIT Money Market Fund (Service Shares)*                     04/29/85
AIT Select Aggressive Growth Fund (Service Shares)*         08/21/92
AIT Select Capital Appreciation Fund (Service Shares)*      04/28/95
AIT Select Emerging Markets Fund (Service Shares)*          02/20/98
AIT Select Growth and Income Fund (Service Shares)*         08/21/92
AIT Select Growth Fund (Service Shares)*                    08/21/92
AIT Select International Equity Fund (Service Shares)*      05/02/94
AIT Select Investment Grade Income Fund (Service Shares)*   04/29/85
AIT Select Strategic Growth Fund (Service Shares)*          02/20/98
AIT Select Strategic Income Fund (Service Shares)*          07/03/00
AIT Select Value Opportunity Fund (Service Shares)*         04/30/93
Delaware VIP International Value Equity Series              10/29/92
Fidelity VIP Equity-Income Portfolio                        10/09/86
Fidelity VIP Growth Portfolio                               10/09/86
Fidelity VIP High Income Portfolio                          09/19/85
Fidelity VIP Overseas Portfolio                             01/28/87
Fidelity VIP II Asset Manager Portfolio                     09/06/89
Fidelity VIP II Index 500 Portfolio                         08/27/92
Janus Aspen Aggressive Growth Portfolio (Service Shares)*   09/13/93
PVIT Total Return Portfolio II                              05/28/99
T. Rowe Price International Stock Portfolio                 03/31/94

(1) Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Contract.

* These funds include a charge for 12b-1 fees. For periods beyond the inception date of the Sub-Accounts, these hypothetical performance figures are based upon the historical performance of the non 12b-1 class of shares, but adjusted to reflect the effect of the 12b-1 fee on performance.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                              FINANCIAL STATEMENTS

The independent accountants of Allmerica Financial Life Insurance and Annuity Company and the Group VEL Account of Allmerica Financial Life Insurance and Annuity Company is PricewaterhouseCoopers LLP. The financial statements of Allmerica Financial as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002, and the financial statements of Group VEL Account of Allmerica Financial as of December 31, 2002 and for the periods indicated, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The independent accountants of First Allmerica Financial Life Insurance Company and the Group VEL Account of First Allmerica Financial Life Insurance Company is PricewaterhouseCoopers LLP. The financial statements of First Allmerica as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002, and the financial statements of Group VEL Account of First Allmerica as of December 31, 2002 and for the periods indicated, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of Allmerica Financial and First Allmerica included herein should be considered only as bearing on the ability of each company to meet its obligations under the Policies.

ITEM 27. EXHIBITS

(A)  BOARD OF DIRECTORS RESOLUTION.

          Certified copy of Resolutions of the Board of Directors of the Company dated November 22, 1993 establishing the Group VEL Account was previously filed on April 16, 1998, in Post-Effective Amendment No. 9 of this Registration Statement on Form S-6, and is incorporated by reference herein.

(B)  CUSTODIAN AGREEMENTS.

          Not applicable.

(C)  UNDERWRITING CONTRACTS.

          (1) Underwriting and Administrative Services Agreement between the Company and Allmerica Investments, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 9 of this Registration Statement on Form S-6, and is incorporated by reference herein.

          (2) Registered Representatives/Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 9 of this Registration Statement on Form S-6, and is incorporated by reference herein.

          (3) Sales Agreements were previously filed on April 16, 1998 in Post-Effective Amendment No. 9 of this Registration Statement on Form S-6, and are incorporated by reference herein.

          (4) Commission Schedule was previously filed on April 16, 1998 in Post-Effective Amendment No. 9 of this Registration Statement on Form S-6, and is incorporated by reference herein.

          (5) General Agent's Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 9 of this Registration Statement on Form S-6, and is incorporated by reference herein.

          (6) Career Agent Agreement was previously filed on April 19, 1998 in Post-Effective Amendment No. 9 of this Registration Statement on Form S-6, and is incorporated by reference herein.

          (7) Delaware Wholesaling Agreement was previously filed on December 15, 1998 in Post-Effective Amendment No. 10 of this Registration Statement on Form S-6, and is incorporated by reference herein.

(D)  POLICY.

          (1) Policy and initial Riders were previously filed on April 16, 1998 in Post-Effective Amendment No. 9 of this Registration Statement on Form S-6, and are incorporated by reference herein.

          (2) The Preferred Loan Endorsement and Exchange to Term Rider were previously filed on April 30, 1997 in Post-Effective Amendment No. 5 of this Registration Statement on Form S-6, and are incorporated by reference herein.

(E)  APPLICATION.

          Amended Application was previously filed in Post-Effective Amendment No. 10 on December 15, 1998 on Form S-6, and is incorporated by reference herein. Application was previously filed in Post-Effective Amendment No. 9 on April 16, 1998 on Form S-6, and is incorporated by reference herein.

(F)  DEPOSITOR'S CERTIFICATE OF INCORPORATION AND BYLAWS.

          Articles of Incorporation and Bylaws, as amended, of the Company were previously filed on October 1, 1995 in Post-Effective Amendment No. 1 of this Registration Statement on Form S-6, and are incorporated by reference herein.

(G)  REINSURANCE CONTRACTS.

          (1) Reinsurance contract dated January 1, 2001 among First Allmerica Financial Life Insurance Company and General & Cologne Life Re of America was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (2) Reinsurance contract dated January 1, 2001 among Allmerica Financial Life Insurance and Annuity Company and Reinsurance Company of Missouri, Inc. was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (3) Reinsurance contract dated July 1, 2000 among First Allmerica Financial Life Insurance Company and Life Reassurance Corporation of America (Swiss Re) was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (4) Reinsurance contract dated April 1, 2000 among First Allmerica Financial Life Insurance Company and Munich American Reinsurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (5) Reinsurance contract dated January 1, 2000 among First Allmerica Financial Life Insurance Company and Security Life of Denver Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (6) Reinsurance contract dated January 1, 2000 among First Allmerica Financial Life Insurance Company and Life Reassurance Corporation of America (Swiss Re) was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (7) Reinsurance contract dated November 1, 1999 among First Allmerica Financial Life Insurance Company and RGA Reinsurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (8) Reinsurance contract dated January 1, 1999 among First Allmerica Financial Life Insurance Company and AXA Re Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (9) Reinsurance contract dated January 1, 1998 among Allmerica Financial Life Insurance and Annuity Company and RGA Reinsurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (10) Reinsurance contract dated April 1, 1996 among First Allmerica Financial Life Insurance Company and Transamerica Occidental Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (11) Reinsurance contract dated March 1, 1996 among First Allmerica Financial Life Insurance Company and Northwestern National Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (12) Reinsurance contract dated March 1, 1996 among First Allmerica Financial Life Insurance Company and Connecticut General Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (13) Reinsurance contract dated November 22, 1995 among First Allmerica Financial Life Insurance Company and Life Reassurance Corporation of America was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (14) Reinsurance contract dated January 1, 1995 among State Mutual Life Assurance Company of America and Life Reinsurance Corporation of America was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (15) Reinsurance contract dated January 1, 1994 among State Mutual Life Assurance Company of America and Connecticut General Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (16) Reinsurance contract dated January 1, 1993 among State Mutual Life Assurance Company of America and Life Reassurance Corporation of America was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (17) Reinsurance contract dated January 1, 1993 among State Mutual Life Assurance Company and The Cologne Life Reinsurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (18) Reinsurance contract dated February 26, 1991 among State Mutual Life Assurance Company of America and The Lincoln National Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (19) Reinsurance contract dated May 1, 1989 among State Mutual Life Assurance Company of America and General American Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (20) Reinsurance contract dated May 1, 1989 among State Mutual Life Assurance Company of America and Connecticut General Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (21) Reinsurance contract dated July 1, 1986 among State Mutual Life Assurance Company of

               America and General American Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (22) Reinsurance contract dated August 1, 1983 among State Mutual Life Assurance Company of America and The Lincoln National Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (23) Reinsurance contract dated August 1, 1983 among State Mutual Life Assurance Company and Connecticut General Life Insurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (24) Reinsurance contract dated August 1, 1983 among State Mutual Life Assurance Company and Cologne Life Reinsurance Company was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

(H)  PARTICIPATION AGREEMENT.

          (1) Amendment dated May 1, 2002 to the Allmerica Investment Trust Participation Agreement was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 333-57792/811-7466 on Form S-6, and is incorporated by reference herein. Participation Agreement between the Company and Allmerica Investment Trust dated March 22, 2000 was previously filed on April 12, 2000 in Post-Effective Amendment No. 14 of Registration Statement No. 33-57792/811-7466 on Form S-6, and is incorporated by reference herein.

          (2) Amendment dated May 1, 2001 to the Fidelity VIP Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement, as amended, with Variable Insurance Products Fund was previously filed in Post-Effective Amendment No. 9 on April 16, 1998 on Form S-6, and is incorporated by reference herein.

          (3) Amendment dated October 1, 2001 to the Variable Products Fund II Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement, as amended, with Variable Insurance Products Fund II was previously filed in Post-Effective Amendment No. 9 on April 16, 1998 on Form S-6, and is incorporated by reference herein.

          (4) Amendment dated May 1, 2001 to the Delaware Group Premium Fund Participation Agreement was previously filed on November 1, 2001 in Post-Effective Amendment No. 15 of Registration Statement No. 33-82658/811-8704 on Form S-6, and is incorporated by reference herein. Participation Agreement with Delaware Group Premium Fund, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 11 on Form S-6, and is incorporated by reference herein.

          (5) Amendment to Schedule A dated October 1, 2000 to the T. Rowe Price International Series, Inc. Participation Agreement was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement with T. Rowe Price International Series, Inc. was previously filed in Post-Effective Amendment No. 9 on April 16, 1998 on Form S-6, and is incorporated by reference herein.

          (6) Amendment to the Fidelity Services Agreement, effective as of January 1, 1997, was previously filed on April 30, 1997 in Post-Effective Amendment No. 3 on Form S-6, and is incorporated by reference herein. Fidelity Service Agreement, effective as of November 1, 1995, was previously filed on April 30, 1996 in Post-Effective Amendment No. 3 on Form S-6, and is incorporated by reference herein.

          (7) Service Agreement with Rowe Price-Fleming International, Inc. was previously filed in Post-Effective Amendment No. 9 on April 16, 1998 on Form S-6, and is incorporated by reference herein.

          (8) Amendment to the Service Fee Agreement Letter with Morgan Stanley Asset Management, Inc. was previously filed in Post-Effective Amendment No. 13 on April 26, 2000 on Form S-6, and is incorporated by reference herein. Service Fee Agreement Letter with Morgan Stanley Asset Management, Inc., was previously filed in Post-Effective Amendment No. 9 on April 16, 1998 on Form S-6, and is incorporated by reference herein.

          (9) Amendment to the Participation Agreement with Morgan Stanley was previously filed in Post-Effective Amendment No. 13 on April 26, 2000 on Form S-6, and is incorporated by reference herein. Participation Agreement with Morgan Stanley was previously filed in Post-Effective Amendment No. 9 on April 16, 1998 on Form S-6, and is incorporated by reference herein.

          (10) Amendment dated May 1, 2002 to the Alliance Amended and Restated Participation Agreement was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 333-57792/811-7466 on Form S-6, and is incorporated by reference herein. Merger and Consolidation Agreement and Amended and Restated Participation Agreement with Alliance were previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529 on Form S-6, and are incorporated by reference herein.

          (11) Amendment dated February 25, 2000 to the Janus Participation Agreement was previously filed in April 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement between the Company and Janus Distributors, Inc. dated February 25, 2000 was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein.

          (12) Participation Agreement between the Company and PIMCO Variable Insurance Trust dated August 17, 2000 was previously filed in April 26, 2001 in Post-Effective Amendment No. 14 of this Registration Statement on Form S-6, and is incorporated by reference herein.

(I)  ADMINISTRATIVE CONTRACTS.

          (1) Service Agreement dated March 1, 2001 between Boston Financial Data Services, Inc. and Allmerica Financial Life Insurance and Annuity Company for lockbox and mailroom services was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (2)  Directors' Power of Attorney is filed herewith.

(J)  OTHER MATERIAL CONTRACTS.

          Not Applicable.

(K)  LEGAL OPINION

          Opinion of Counsel is filed herewith.

     (L)  ACTUARIAL OPINION.

          Not Applicable. The Registration Statement does not include illustrations.

     (M)  CALCULATION.

          Not Applicable. The Registration Statement does not include illustrations.

     (N)  OTHER OPINIONS.

          Consent of Independent Accountants will be filed by Post-Effective Amendment.

     (O)  OMITTED FINANCIAL STATEMENTS.

          Financial Statements included in Part B
          Financial Statements for Allmerica Financial Life Insurance and Annuity Company and Financial Statements for the Group VEL Account of Allmerica Financial Life Insurance and Annuity Company will be filed by Post-Effective Amendment.

     (P)  INITIAL CAPITAL AGREEMENTS.

          Not Applicable.

     (Q)  REDEEMABILITY EXEMPTION.

          Not Applicable. Any such disclosures are included in the prospectus and/or SAI.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

     The principal business address of all the following Directors and Officers is:
     440 Lincoln Street
     Worcester, Massachusetts 01653

NAME AND POSITION WITH COMPANY              PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------              ----------------------------------------------
Bruce C. Anderson                           Director (since 1996) and Vice President (since 1984) of
    Director and Vice President             First Allmerica

Warren E. Barnes                            Vice President (since 1996) and Corporate Controller (since
    Vice President and Corporate            1998) of First Allmerica
    Controller

Charles F. Cronin                           Secretary and Counsel (since 2000) of First Allmerica;
    Secretary                               Counsel (since 1996) of First Allmerica; Attorney (1991-1996)
                                            of Nutter, McClennen & Fish

J. Kendall Huber                            Director, Vice President and General Counsel (since 2000)
    Director, Vice President and            of First Allmerica; Vice President (1999) of Promos Hotel
    General Counsel                         Corporation; Vice President and Deputy General Counsel
                                            (1998-1999) of Legg Mason, Inc.; Vice President and Deputy
                                            General Counsel (1995-1998) of USF&G Corporation

Mark A. Hug                                 President and Chief Executive Officer (since 2002) of First
    Director, President and                 Allmerica; Director (since 2001) and Vice President (since 2000)
    Chief Executive Officer                 of First Allmerica; Senior Vice President of Life and Annuity
                                            Products (1997-1999) for The Equitable Life Assurance Society

John P. Kavanaugh                           Director and Chief Investment Officer (since 1996) and Vice
    Director, Vice President and            President (since 1991) of First Allmerica; Director (since 1996)
    Chief Investment Officer                and President (since 1995) of Opus Investment Management, Inc.

Mark C. McGivney                            Vice President (since 1997) and Treasurer (since 2000) of First
    Vice President & Treasurer              Allmerica; Associate, Investment Banking (1996-1997) of
                                            Merrill Lynch & Co.

Edward J. Parry, III                        Director and Chief Financial Officer (since 1996), Vice
    Director, Vice President and            President (since 1993) and Treasurer (1993-2000) of First
    Chief Financial Officer                 Allmerica

Robert P. Restrepo, Jr.                     Director and Vice President (since 1998) of First Allmerica;
    Director                                Chief Executive Officer (1996 to 1998) of Travelers
                                            Property & Casualty; Senior Vice President (1993 to 1996)
                                            of Aetna Life & Casualty Company

Gregory D. Tranter                          Director and Vice President (since 2000) of First Allmerica;
    Director and Vice President             Vice President (1996-1998) of Travelers Property &  Casualty;
                                            Director of Geico Team (1983-1996) of Aetna Life & Casualty

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

                                          -------------------------------
                                          ALLMERICA FINANCIAL CORPORATION

                                                     DELAWARE
                                          -------------------------------
                                                         |
                                                         |
--------------------------------------------------------------------------------------------------------------------
100%                100%              100%                      100%           100%              100%           100%
-----------------  ----------------  --------------  ----------------  ------------  -----------------  -------------
     Opus                                               Allmerica
   Investment         Financial         Allmerica     Financial Life    AFC Capital    VeraVest, Inc.     First
Management, Inc.    Profiles, Inc.    Funding Corp    Insurance and       Trust I                        Sterling
                                                         Annuity                                          Limited
                                                         Company

 Massachusetts       California       Massachusetts   Massachusetts      Delaware      Massachusetts     Bermuda
-----------------  ----------------  --------------  ----------------  ------------  -----------------  -------------
  |                                                         |                                                |
  |                                                         |                                                |
  |                                                         |                                                |
  |                                                         |                                                   100%
  |                                                         |                                         --------------
  |                                                         |                                         First Sterling
  |                                                         |                                          Reinsurance
  |                                                         |                                            Company
  |                                                         |                                            Limited
  |                                                         |
  |                                                         |                                             Bermuda
  |                                                         |                                         --------------
  |                                                         |
  |  -------------------------------------------------------------------------------------------------------------------------------
  |          100%         100%          100%          100%         100%       100%         100%        100%         100%        100%
  |  ------------- ------------- ------------- ------------- -------- --------------- ---------- ----------- ---------- ------------
  |                                Allmerica     Allmerica   Allmerica     First     Allmerica   Allmerica   Allmerica    Allmerica
  |     VeraVest     VeraVest      Financial     Financial  Investments  Allmerica  Investments  Investment  Investment  Investments
  |   Investments,  Investment    Investment      Services   Insurance   Financial   Insurance   Insurance   Insurance    Insurance
  |      Inc.        Advisors,    Management     Insurance  Agency Inc.    Life      Agency of   Agency Inc.   Agency    Agency Inc.
  |                    Inc.        Services,      Agency,   of Alabama   Insurance    Florida,   of Georgia    Inc. of        of
  |                                   Inc.          Inc.                  Company      Inc.                   Kentucky   Mississippi
  |
  |  Massachusetts Massachusetts Massachusetts Massachusetts Alabama   Massachusetts  Florida     Georgia     Kentucky   Mississippi
  |  ------------- ------------- ------------- ------------- -------- --------------- ---------- ----------- ---------- ------------
  |                                                                          |
  |                                                                          |
---------------------------------------------------------------------   ---------------------------
         100%            100%         100%         100%          100%             100%         100%
--------------  ------------- ------------- -------------- ----------   --------------- -----------
  Allmerica       Allmerica         The       Allmerica      Citizens      Advantage      Allmerica
Benefits, Inc.      Asset         Hanover     Financial     Insurance      Insurance        Trust
                  Management,    Insurance    Insurance    Company of    Network, Inc.     Company,
                   Limited        Company      Brokers,     Illinois                         N.A.
                                                 Inc.

  Florida          Bermuda    New Hampshire  Massachusetts  Illinois       Delaware       Federally
                                                                                          Chartered
--------------  ------------- ------------- -------------- ----------   --------------- -----------
                                     |
                                     |
------------------------------------------------------------------------------------------------------------------------------------
      100%        100%            100%         100%           100%         100%            100%        100%        100%         100%
--------- --------------- ------------- ----------- -------------- -------------- --------------- ---------- ----------- -----------
Allmerica   Allmerica     The Hanover     Hanover    Massachusetts    Allmerica     AMGRO, Inc.   Citizens    Citizens     Citizens
Financial      Plus         American       Texas     Bay Insurance    Financial                   Insurance   Insurance    Insurance
 Benefit    Insurance      Insurance     Insurance      Company        Alliance                    Company   Company of   Company of
Insurance  Agency, Inc.     Company      Management                   Insurance                    of Ohio     America   the Midwest
 Company                                  Company,                     Company
                                            Inc.
Michigan   Massachusetts  New Hampshire    Texas     New Hampshire  New Hampshire  Massachusetts    Ohio      Michigan     Indiana
--------- --------------- ------------- ----------- -------------- -------------- --------------- ---------- ----------- -----------
                                                                                         |                        |
                                                                                         |                        |
                                                                             ----------------------------     ---------
                                                                                      100%           100%           100%
                                                                             --------------  ------------     ---------
                                                                                Lloyds           AMGRO         Citizens
                                                                                Credit        Receivables     Management
                                                                             Corporation      Corporation        Inc.

                                                                             Massachusetts      Delaware       Delaware
                                                                             --------------  ------------     ---------


                                                                                      --------------------
                                                                                             Hanover
                                                                                             Lloyd's
                                                                                            Insurance
                                                                                             Company

                                                                                              Texas
                                                                                      --------------------

                                                                                      Affiliated Lloyd's plan company, controlled by
                                                                                      Underwriters for the benefit of The Hanover
                                                                                      Insurance Company

                                                                                      --------------------   ---------------------
                                                                                             Allmerica            Allmerica
                                                                                         Investment Trust      Securities Trust

                                                                                          Massachusetts          Massachusetts
                                                                                      --------------------   ---------------------

                                                                                      Affiliated Management Investment Companies

                                                                                                   ------------------
                                                                                                     AAM High Yield
                                                                                                       Fund, L.L.C.

                                                                                                      Massachusetts
                                                                                                   ------------------

                                                                                      L.P. or L.L.C. established for the benefit
                                                                                      of First Allmerica, Allmerica Financial Life,
                                                                                      Hanover and Citizens

                                                                      ----------------      -----------------     ----------------
                                                                                                Greendale
                                                                      Allmerica Equity           Special                 AAM
                                                                         Index Pool          Placements Fund         Equity Fund

                                                                       Massachusetts          Massachusetts         Massachusetts
                                                                      ----------------      -----------------     ----------------

                                                                      Grantor Trusts established for the benefit of First Allmerica,
                                                                      Allmerica Financial Life, Hanover and Citizens


January 3, 2003

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

          NAME                                         ADDRESS                         TYPE OF BUSINESS
          ----                                         -------                         ----------------
AAM Equity Fund                                   440 Lincoln Street              Massachusetts Grantor Trust
                                                  Worcester MA 01653

AAM High Yield Fund, L.L.C.                       440 Lincoln Street              Limited liability company
                                                  Worcester MA 01653

Advantage Insurance Network, Inc.                 440 Lincoln Street              Life Insurance Agency
                                                  Worcester MA 01653

AFC Capital Trust I                               440 Lincoln Street              Statutory Business Trust
                                                  Worcester MA 01653

Allmerica Asset Management, Limited               440 Lincoln Street              Investment advisory services
                                                  Worcester MA 01653

Allmerica Benefits, Inc.                          440 Lincoln Street              Non-insurance medical services
                                                  Worcester MA 01653

Allmerica Equity Index Pool                       440 Lincoln Street              Massachusetts Grantor Trust
                                                  Worcester MA 01653

Allmerica Financial Alliance Insurance            100 North Parkway               Multi-line property and casualty
Company                                           Worcester MA 01605              insurance

Allmerica Financial Benefit Insurance             645 West Grand River            Multi-line property and casualty
Company                                           Howell MI 48843                 insurance

Allmerica Financial Corporation                   440 Lincoln Street              Holding Company
                                                  Worcester MA 01653

Allmerica Financial Insurance                     440 Lincoln Street              Insurance Broker
Brokers, Inc.                                     Worcester MA 01653

Allmerica Financial Life Insurance                440 Lincoln Street              Life insurance, accident and health
and Annuity Company                               Worcester MA 01653              insurance, annuities, variable
                                                                                  annuities and variable life insurance

Allmerica Financial Services Insurance            440 Lincoln Street              Insurance Agency
Agency, Inc.                                      Worcester MA 01653

Allmerica Funding Corp.                           440 Lincoln Street              Investment corporation
                                                  Worcester MA 01653
Allmerica Financial Investment                    440 Lincoln Street              Investment advisory services
Management Services, Inc. (formerly               Worcester MA 01653
known as Allmerica Institutional Services, Inc.
and 440 Financial Group of
Worcester, Inc.)

Allmerica Investment Trust                        440 Lincoln Street              Investment  Trust
                                                  Worcester MA 01653

Allmerica Investments Insurance Agency Inc. of    440 Lincoln Street              Insurance Agency
Alabama                                           Worcester MA 01653

Allmerica Investments Insurance Agency of         440 Lincoln Street              Insurance Agency
Florida, Inc.                                     Worcester MA 01653

Allmerica Investment Insurance Agency Inc. of     440 Lincoln Street              Insurance Agency
Georgia                                           Worcester MA 01653

Allmerica Investment Insurance Agency Inc. of     440 Lincoln Street              Insurance Agency
Kentucky                                          Worcester MA 01653

Allmerica Investments Insurance Agency Inc. of    440 Lincoln Street              Insurance Agency
Mississippi                                       Worcester MA 01653

Allmerica Plus Insurance Agency, Inc.             440 Lincoln Street              Insurance Agency
                                                  Worcester MA 01653

Allmerica Securities Trust                        440 Lincoln Street              Investment Trust
                                                  Worcester MA 01653

Allmerica Trust Company, N.A.                     440 Lincoln Street              Limited purpose national trust
                                                  Worcester MA 01653              company

AMGRO, Inc.                                       100 North Parkway               Premium financing
                                                  Worcester MA 01605

Citizens Insurance Company of America             645 West Grand River            Multi-line property and casualty
                                                  Howell MI 48843                 insurance

Citizens Insurance Company of Illinois            333 Pierce Road                 Multi-line property and casualty
                                                  Itasca IL 60143                 insurance

Citizens Insurance Company of the                 3950 Priority Way               Multi-line property and casualty
Midwest                                           South Drive, Suite 200          insurance
                                                  Indianapolis IN 46280

Citizens Insurance Company of Ohio                8101 N. High Street             Multi-line property and casualty
                                                  P.O.Box 342250                  insurance
                                                  Columbus, OH  43234

Citizens Management, Inc.
(formerly Sterling Risk Management                440 Lincoln Street              Risk management services
Services, Inc.)                                   Worcester, MA 01653

Financial Profiles, Inc.                          5421 Avenida Encinas            Software company
                                                  Suite A
                                                  Carlsbad, CA  92008

First Allmerica Financial Life Insurance          440 Lincoln Street              Life, pension, annuity, accident
Company                                           Worcester MA 01653              and health insurance company

First Sterling Limited                            41 Cedar Avenue                 Holding Company
                                                  Hamilton HM 12,
                                                  Bermuda

First Sterling Reinsurance Company                41 Cedar Avenue                 Reinsurance Company
Limited                                           Hamilton HM 12,
                                                  Bermuda

Greendale Special Placements Fund                 440 Lincoln Street              Massachusetts Grantor Trust
                                                  Worcester MA 01653

The Hanover American Insurance                    100 North Parkway               Multi-line property and casualty
Company                                           Worcester MA 01605              insurance

The Hanover Insurance Company                     100 North Parkway               Multi-line property and casualty
                                                  Worcester MA 01605              insurance

Hanover Texas Insurance Management                NationsBank Tower               Attorney-in-fact for Hanover Lloyd's
Company, Inc.                                     15301 Dallas Pkwy.              Insurance Company
                                                  Dallas, TX  75248

Hanover Lloyd's Insurance Company                 7557 Rambler Road               Multi-line property and casualty
                                                  Suite 500                       insurance
                                                  Dallas TX 75231

Lloyds Credit Corporation                         440 Lincoln Street              Premium financing service
                                                  Worcester MA 01653              franchises


Massachusetts Bay Insurance Company               100 North Parkway               Multi-line property and casualty
                                                  Worcester MA 01605              insurance

Opus Investment Management, Inc.                  440 Lincoln Street              Investment advisory services
                                                  Worcester MA 01653

VeraVest, Inc. (formerly known as Allmerica       440 Lincoln Street              Securities, retail broker-dealer
Services Corporation)                             Worcester MA 01653

VeraVest Investment Advisors, Inc.                440 Lincoln Street              Investment advisory services
(formerly know as Allmerica Investment            Worcester, MA 01653
Management Company, Inc.)

VeraVest Investments, Inc.                        440 Lincoln Street              Securities, retail broker-dealer
(formerly known as Allmerica                      Worcester, MA 01653
Investments, Inc.)

ITEM 30. INDEMNIFICATION

     RULE 484 UNDERTAKING - Article VIII of Registrant's Bylaws provides: "Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise."

     Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public Policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS

     (A) VeraVest Investments, Inc. also acts as a principal underwriter for the following:

          - VEL Account, VEL II Account, VEL Account III, Separate Account SPL-D, Separate Account IMO, Select Account III, Inheiritage Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, Separate Account FUVUL, Separate Account IMO and Allmerica Select Separate Account of Allmerica Financial Life Insurance and Annuity Company

          - Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA-K, Separate Account VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.

          -    Allmerica Investment Trust

     (B) The Principal Business Address of each of the following Directors and Officers of VeraVest Investments, Inc. is 440 Lincoln Street, Worcester, Massachusetts 01653.

                    NAME                                POSITION OR OFFICE WITH UNDERWRITER
                    ----                                -----------------------------------
           Emil J. Aberizk, Jr.                         Vice President

           Michael J. Brodeur                           Vice President

           Charles F. Cronin                            Secretary/Clerk

           Claudia J. Eckels                            Vice President

           J. Kendall Huber                             Director

           Mark A. Hug                                  Director and Vice President

           Richard M. LaVista                           President

           Mark C. McGivney                             Treasurer

           William F. Monroe, Jr.                       Vice President and Chief Compliance Officer

           K. David Nunley                              Vice President

           Jeffrey S. Rano                              Vice President and Chief Financial Officer

           Robert Scheinerman                           Vice President

     (C) As indicated in Part B (Statement of Additional Information), in response to Item 17, there were no commissions retained by Allmerica Investments, Inc., the principal underwriter of the Contracts, for sales of variable contracts funded by the Registrant in 2002. No other commissions or other compensation was received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

     Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder, are maintained by the Company at 440 Lincoln Street, Worcester, Massachusetts.

ITEM 33. MANAGEMENT SERVICES

     The Company provides daily unit value calculations and related services for the Company's separate accounts.

ITEM 34. FEE REPRESENTATION (pursuant to Section 26(e) of the Investment Company Act of 1940)

     The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 3rd day of February, 2003.

                              GROUP VEL ACCOUNT OF
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                                          By: /s/ Charles F. Cronin
                                              ------------------------------
                                              Charles F. Cronin, Secretary

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                           TITLE                                                      DATE
----------                           -----                                                      ----

/S/ WARREN E. BARNES                 Vice President and Corporate Controller                    February 3, 2003
-------------------------------
Warren E. Barnes


BRUCE C. ANDERSON*                   Director and Vice President                                February 3, 2003
-------------------------------


J. KENDALL HUBER*                    Director, Vice President and General Counsel               February 3, 2003
-------------------------------


MARK A. HUG*                         Director, President and Chief Executive Officer            February 3, 2003
-------------------------------


JOHN P. KAVANAUGH*                   Director, Vice President and Chief Investment Officer      February 3, 2003
-------------------------------


EDWARD J. PARRY III*                 Director, Vice President and Chief Financial Officer       February 3, 2003
-------------------------------


ROBERT P. RESTREPO, JR.*             Director                                                   February 3, 2003
-------------------------------


GREGORY D. TRANTER*                  Director and Vice President                                February 3, 2003
-------------------------------

* Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated January 6, 2003 duly executed by such persons.

/s/ Sheila B. St. Hilaire
-------------------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact
(33-82658)

                             FORM N-6 EXHIBIT TABLE

Exhibit I(2)        Directors' Power of Attorney

Exhibit (K)         Opinion of Counsel